Exhibit 10.12
                         MORTGAGE AND SECURITY AGREEMENT

                          Dated as of November 20, 2002


                                     made by


                            AMERICAN TRANS AIR, INC.



                                   in favor of



                                 CITIBANK, N.A.,
                             as the Collateral Agent

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                                TABLE OF CONTENTS

                                                                           Page

RECITALS......................................................................1

GRANTING CLAUSE...............................................................1

HABENDUM CLAUSE...............................................................4

ARTICLE 1  DEFINITIONS........................................................6

Section 1.01   Definitions....................................................6

ARTICLE 2  COVENANTS OF THE COMPANY..........................................14

Section 2.01   Aircraft Registration, Maintenance and Operation; Possession
               and Permitted Leases; Insignia................................14

          (a)  (i)  Registration and Maintenance.............................14

               (ii)  Operation of Aircraft and Spare Engines.................15

               (iii)  Reregistration.........................................16

          (b)  Possession and Permitted Leases...............................18

          (c)  Insignia......................................................22

          (d)  Substitution of Engines/Propellers............................22

          (e)  Additional Aircraft-related Collateral........................22

Section 2.02   Replacement and Pooling of Parts; Alterations, Modifications
               and Additions.................................................23

          (a)  Replacement of Parts..........................................23

          (b)  Pooling of Parts..............................................23

          (c)  Alterations, Modifications and Additions......................23

          (d)  Certain Matters Regarding Passenger Convenience Equipment.....24

Section 2.03   Pledged Spare Parts Use, Possession and Designated Locations..25

Section 2.04   Insurance.....................................................26

          (a)  Public Liability and Property Damage Insurance................26

          (b)  Insurance Against Loss or Damage to an Aircraft, a Spare Engine,
                etc..........................................................27

          (c)  War-Risk, Hijacking and Related Perils Insurance..............28

          (d)  Reports, Certificates, etc....................................28

          (e)  Self-Insurance................................................29

          (f)  Additional Insurance by the Company...........................29

          (g)  Indemnification by Government in Lieu of Insurance............29

          (h)  Terms of Insurance Policies...................................30

          (i)  Application of Payments During Existence of a Specified Default
               or an Event of Default........................................31

Section 2.05   Inspection....................................................31

Section 2.06   UCC Collateral................................................31

Section 2.07   Liens.........................................................33

Section 2.08   Performance...................................................33

Section 2.09   Further Assurances............................................33
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ARTICLE 3  EVENT OF LOSS.....................................................33

Section 3.01 (a)  Event of Loss with Respect to an Aircraft..................33

             (b) Event of Loss with Respect to an Engine, a Propeller or
                 Spare Engine................................................36
             (c) Event of Loss with Respect to Pledged Spare Parts...........38
             (d) Application of Payments from Governmental Authorities for
                 Requisition of Title, etc...................................38
             (e) Requisition for Use of an Aircraft by the United States
                 Government or Government of Registry of an Aircraft.........39
             (f) Requisition for Use of an Engine, a Propeller or Spare Engine by the United States Government or the Government of Registry
                  of an Aircraft.............................................39
             (g)  Application of Payments During Existence of Specified Defaults
                  and Events of Default......................................39
             (h)  Treatment of Insurance Proceeds in Accordance with Loan
                  Agreement..................................................40

ARTICLE 4  REMEDIES..........................................................40

Section 4.01   Remedies Available to Collateral Agent........................40

Section 4.02   Expenses......................................................43

Section 4.03   Waiver of Claims..............................................43

Section 4.04   Discontinuance of Proceedings.................................44

ARTICLE 5  TERMINATION OF SECURITY AGREEMENT.................................44

Section 5.01   Termination of Security Agreement.............................44

ARTICLE 6  MISCELLANEOUS.....................................................45

Section 6.01   Notices.......................................................45

Section 6.02   GOVERNING LAW.................................................45

Section 6.03   Execution in Counterparts.....................................46

Section 6.04   Amendments....................................................46

Section 6.05   Documentation.................................................46

Section 6.06   Cash Collateral...............................................46
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EXHIBITS

Exhibit A1 Form of Mortgage and Security Agreement Supplement (Aircraft)

Exhibit A2 Form of Mortgage and Security Agreement Supplement (Engine/Propeller)

Exhibit A3 Form of Mortgage and Security Agreement Supplement
           (Pledged Spare Parts)

Exhibit B  Schedule of Aircraft

Exhibit C  Schedule of Spare Engines

Exhibit D  Summary Description of Pledged Spare Parts

Exhibit E  Designated Locations

Exhibit F  Schedule of Countries Authorized for Domicile of Permitted Lessee

Exhibit G  Schedule of Countries Authorized for Aircraft Registration

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                         MORTGAGE AND SECURITY AGREEMENT

This MORTGAGE AND SECURITY AGREEMENT (as amended, modified, restated or otherwise supplemented from time to time in accordance with the terms hereof, this "Security Agreement") dated as of November 20, 2002 is made by AMERICAN TRANS AIR, INC., an Indiana corporation (the "Company") in favor of CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America, acting solely in its capacity as Collateral Agent for the Board, the Lenders and the Participants (as such terms are defined in the Loan Agreement (as defined below)) and as directed by the Board and the Lenders (the "Collateral Agent").

                              W I T N E S S E T H:

     WHEREAS, all capitalized terms used and not otherwise defined herein shall have the respective meanings set forth or referred to in Article 1 hereof;

     WHEREAS, the Company is an air carrier certificated under Sections 41102 and 44705 of Title 49 of the United States Code and holds air carrier operating certificates;

     WHEREAS, the Company, ATA Holdings Corp., certain lenders, the Collateral Agent, Citibank, N.A., as Agent, Air Transportation Stabilization Board and certain other institutions are parties to a Loan Agreement dated as of November 20, 2002 (as amended, modified, restated or otherwise supplemented from time to time in accordance with its terms, the "Loan Agreement") providing, subject to the terms and conditions thereof, for a single term loan (the "Loan") to be made by such lenders;

     WHEREAS, it is a condition precedent to the making of the Loan that the Company shall have executed and delivered to the Collateral Agent this Security Agreement;

     WHEREAS, the Company wishes to execute this Security Agreement to satisfy the condition described in the preceding paragraph and to grant certain first priority perfected security interests in the Collateral in favor of the Collateral Agent for the ratable benefit and security of the Board, the Lenders and the Participants; and

     WHEREAS, all things necessary to make this Security Agreement the legal, valid and binding obligation of the Company and the Collateral Agent, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                 GRANTING CLAUSE

     NOW, THEREFORE, THIS MORTGAGE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of, interest on, and all other amounts due with respect to, the Loan and to secure the performance and observance by the Obligors under the Loan Agreement of all the agreements, covenants and provisions contained herein, in the Loan Agreement and in the other Loan Documents, and the prompt payment of any and all amounts from time to time owing hereunder, under the Loan Agreement and the other Loan Documents, and for the uses and purposes and subject to the terms and provisions hereof, and in

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consideration  of the premises and of the  covenants  herein  contained,  and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Collateral Agent, its successors and assigns, for the ratable security and benefit of the Board, the Lenders and the Participants, a first priority security interest in and first priority mortgage Lien on all estate, right, title and interest of the Company in, to and under the following described property, rights, interests and privileges whether now owned or hereafter acquired, and wherever located (which collectively, including all property hereafter specifically subjected to the Lien of the Security Documents by any instrument supplemental hereto, are herein called the "Collateral"):

     (1) each Aircraft (including, without limitation, each Airframe, each Engine (each such Engine having 750 or more rated take-off horsepower or the equivalent thereof) and each Propeller (each such Propeller capable of absorbing 750 or more related takeoff shaft horse power or the equivalent thereof)) as the same is now and will hereafter be constituted, whether now owned or hereafter acquired, and in the case of such Engines or Propellers, whether or not any such Engine or Propeller shall be installed in or attached to any Airframe or any other airframe and all substitutions or replacements therefor, as provided in this Security Agreement, together with all Parts of whatever nature which are from time to time included in the "Airframe", the "Engines" or the "Propellers", whether now owned or hereafter acquired, and all renewals, substitutions, replacements, additions, improvements, accessories and accumulations with respect to any of the foregoing;

     (2) each Spare Engine (each such Spare Engine having 750 or more rated take-off horsepower or the equivalent thereof) as the same is now and will hereafter be constituted, whether now owned or hereafter acquired, and whether or not any such Spare Engine shall be installed in or attached to any Airframe or any other airframe and all substitutions or replacements therefor, as provided in this Security Agreement, together with all Parts of whatever nature which are from time to time included in the "Spare Engines", whether now owned or hereafter acquired, and all renewals, substitutions, replacements, additions, improvements, accessories and accumulations with respect to any of the foregoing;

     (3) all Spare Parts and Appliances whether now owned or hereafter acquired by the Company that are appropriate for installation or use on, in or with a Boeing model 757-200, 757-300 or 737-800 aircraft, or on any engine or Appliance utilized on any such aircraft and without regard to whether any such Spare Parts or Appliances are appropriate for installation or use on, in or with any other type or model of aircraft ("Qualified Spare Parts") including any replacements, substitutions or renewals therefor, and accessions thereto, including but not limited to Qualified Spare Parts (by way of illustration and not limitation) described on Exhibit D attached hereto and incorporated herein by reference and located at the Designated Locations described on Exhibit E attached hereto and incorporated herein by reference or any supplement or amendment thereto supplied hereunder or in any Security Agreement Supplement (Pledged Spare Parts) executed and delivered from time to time hereunder; provided that the following shall be excluded from the Lien under this paragraph (3) of this Granting Clause of this Security Agreement: (a) any Qualified Spare Part so long as it is incorporated in, installed on or attached or appurtenant to an aircraft or engine, (b) any Qualified Spare Part leased to, loaned to or held on consignment by, the Company and (c) any and all Expendables (such Qualified Spare Parts and any replacements, substitutions or renewals therefor and accessions thereto, giving effect to such exclusion, the "Pledged Spare Parts");

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     (4) without  limiting the  generality  of the  foregoing,  all  requisition proceeds (including, without limitation, all payments and proceeds or other revenues or income under the Civil Reserve Air Fleet Program) with respect to any Aircraft, any Airframe, any Engine, any Propeller, any Spare Engine, any Pledged Spare Part or any Part thereof or any other property described in any paragraph of this Granting Clause and all insurance proceeds with respect to any Aircraft, any Airframe, any Engine, any Propeller, any Spare Engine, any Pledged Spare Part or any Part thereof or any other property described in any paragraph of this Granting Clause from insurance required to be maintained by the Company under Section 2.04, but excluding any insurance maintained by the Company and not required under Section 2.04 and all proceeds from the sale or disposition of any Aircraft, any Airframe, any Engine, any Propeller, any Spare Engine, any Pledged Spare Part or any Part thereof or any other property described in any paragraph of this Granting Clause;

     (5) the Purchase Agreements, the Warranty Bills of Sale and the FAA Bills of Sale;

     (6) the rights of the Company under any warranty, indemnity or agreement, express or implied, regarding title, materials, workmanship, design or patent infringement or related matters in respect of any Aircraft, any Airframe, any Engine, any Propeller, any Spare Engine or any Part thereof or any Pledged Spare Part;

     (7) all repair, maintenance and inventory records, logs, manuals and all other documents and materials similar thereto (including, without limitation, any such records, logs, manuals, documents and materials that are in electronic format or are computer print-outs) at any time maintained, created or used by the Company, and all records, logs, documents and other materials required at any time to be maintained by the Company pursuant to the FAA or under the Federal Aviation Act, in each case with respect to any Airframe, any Engine, any Propeller, any Spare Engine or any Part thereof or any of the Pledged Spare Parts ("Records");

     (8) all Pledged Accounts and Pledged Equipment, in each case, whether now owned or existing or hereafter acquired or arising, and all proceeds, products, accessions, rents, profits, income, benefits, indemnification proceeds, substitutions and replacements of and to any of such Collateral and, to the extent related to such Collateral, all books, correspondence, credit files, records, invoices and other papers (including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company) (collectively, the "UCC Collateral") provided, that if any of the Pledged Equipment is subject to a lease, title retention or security agreement and cannot be transferred or encumbered by the Company without resulting in the termination of such agreement or causing a default thereunder, then the grant of a security interest therein in accordance with this Security Agreement (a) shall exclude such Pledged Equipment and (b) shall include the Company's right, title and interest in, to and under such lease, title retention or security agreement, together with the benefits of all deposits and payments now or hereafter made thereunder by or on behalf of the Company and subject to all of the terms and conditions of such lease or agreement and the liens and security interests thereunder;

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

     (9) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Collateral Agent by or for the account of the Company pursuant to any term hereof or of any other Loan Document and held or required to be held by the Collateral Agent hereunder or thereunder;

     (10) all right, title, interest, claims and demands of the Company, in, to and under any lease of any Aircraft; and

     (11)  all  proceeds  (including,  without  limitation,   Proceeds)  of  the
foregoing.

                                 HABENDUM CLAUSE

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.

     (1) It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company shall remain liable under each of the Loan Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Collateral Agent shall have no obligation or liability under any of the Loan Documents by reason of or arising out of the assignment hereunder, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of the Company under any of the Loan Documents to which the Company is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (2) The Company does hereby constitute the Collateral Agent as its true and lawful attorney, irrevocably, for good and valuable consideration and coupled with an interest and with full power of substitution (in its name or otherwise) subject to the terms and conditions of this Security Agreement, to ask, require, demand, receive, sue for, compound and give acquittance for any and all moneys and claims for moneys due and to become due to it under or arising out of the Loan Documents, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises as fully as the Company itself could do.

     (3) The Company agrees that at any time and from time to time, at its sole cost and expense, upon the written request of the Collateral Agent, it will

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promptly and duly execute,  deliver, file and record (as applicable) any and all such further agreements, certificates, instruments and documents as may be necessary or desirable or which the Collateral Agent may reasonably request in order to create, preserve, perfect, confirm or validate the security interests in the Collateral or to enable the Collateral Agent to obtain the full benefits of this Security Agreement and the other Security Documents or to enable the Collateral Agent lawfully to enforce any of its rights, powers, and remedies hereunder or thereunder with respect to any of the Collateral, it being acknowledged and agreed that the Collateral Agent is expressly authorized to unilaterally exercise or cause to be exercised any and all rights of a secured party hereunder or under applicable law, including the filing of UCC financing statements (or amendment thereto) in respect of any of the Collateral. Notwithstanding any contrary provision in this Security Agreement or the other Security Documents, the Company shall not be obligated to perfect the security interest of the Collateral Agent in motor vehicles for which the Company has a Certificate of Title and which are a part of the Pledged Equipment ("Vehicle Collateral"), except as follows: the Company will cause the Lien of the Collateral Agent to be perfected on any Vehicle Collateral acquired: (a) after the date of this Security Agreement at a cost in excess of $50,000; or (b) at any time while the aggregate book value of all of Vehicle Collateral on which the Collateral Agent does not have a perfected Lien, net of depreciation and as determined in accordance with GAAP, exceeds $150,000 or while an Event of Default or Specified Default exists. In addition, the Company, at the request of the Collateral Agent made at any time after the occurrence of and during the continuance of any Event of Default or Specified Default, shall cause the Lien of the Collateral Agent to be perfected on all Vehicle Collateral.

     (4) The Company does hereby warrant and represent that (a) it has not assigned or pledged, and hereby covenants that it will not (i) assign or pledge to any Person other than the Collateral Agent, so long as the Lien of the Security Documents has not been discharged in accordance with the terms hereof, any of its rights, titles or interests hereby assigned (including, with respect to the Pledged Accounts, any rights of the Company under any supporting obligation, instrument or other document evidencing or supporting its right to payment in respect of the Pledged Accounts) and (ii) subject to the provisions of the Loan Agreement, except as provided hereunder or except in a manner that does not adversely affect the Collateral Agent, the Board, the Participants and the Lenders, (A) enter into any agreement amending or supplementing any Security Document or, except in the ordinary course of business of the Company, any other material agreement assigned or pledged hereunder, (B) execute any waiver or modification of, or consent under, the terms of, or during the continuance of an Event of Default, exercise any rights, powers or privileges under, any Security Document, or (C) during the continuance of an Event of Default, settle or compromise any claim arising under any Security Document, submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Security Document, or to arbitration thereunder; (b) Exhibit D is in all material respects a true and correct summary description by type of all Pledged Spare Parts located at any Designated Location owned by the Company as of the date hereof; (c) all of the Pledged Spare Parts are or will (upon becoming subject to the Lien of the Security Documents) be maintained by or on behalf of the Company at the Designated Locations, subject to Section 2.03 hereof; (d) Exhibit E sets forth a true and complete list of all locations at which the Company maintains Qualified Spare Parts; (e) the Company has full power, authority and legal right to assign and pledge all of the Collateral, and the Company owns and has good and marketable title to the Collateral now subject to the Lien of the Security Documents, free and clear of any Liens, except for

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the Lien of the  Security  Documents  and except for  Permitted  Liens;  (f) the
Company's location (as such term is used in Section 9-307 of the UCC) is Indiana and the full and correct legal name and mailing address of the Company are correctly set forth in Annex A to the Loan Agreement; (g) the Collateral Agent is entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the right to take possession of the Aircraft, Spare Engines and Pledged Spare Parts, in each case only to the extent that such Aircraft, Spare Engine or Pledged Spare Part, as the case may be, was first placed in service after October 22, 1994, and to enforce any of its other rights or remedies as provided in this Security Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor all subject to the provisions and limitations of the Bankruptcy Code; and (h) excepting motor vehicles for which the Company has a Certificate of Title, and except for the filing of UCC financing statements and such documents with the FAA as may be necessary or
advisable,  no  registration,   recordation  or  filing  with  any  Governmental
Authority is required in connection with the execution and delivery of this Security Agreement and the other Security Documents or is necessary for the
validity  or  enforceability   hereof  or  thereof  or  for  the  perfection  or
enforcement of the security interests created hereunder or thereunder.

     (5) It is hereby further agreed that any and all property of the type described or referred to in the Granting Clause hereof which is hereafter acquired by the Company shall ipso facto, and without any other conveyance, assignment or act on the part of the Company or the Collateral Agent, become and be subject to the Lien herein granted as fully and completely as though specifically described herein.

     IT IS HEREBY FURTHER COVENANTED AND AGREED by and among the parties hereto as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.01 Definitions. (a) For all purposes of this Security Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (i) each of the "Company", "Collateral Agent", or any other Person includes, without prejudice to the provisions of any Loan Documents, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

     (ii) the terms defined in this Article 1 have the meanings assigned to them in this Article 1, and include the plural as well as the singular;

     (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

     (iv) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

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

     (v) all references in this Security Agreement to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits of this Security Agreement; and

     (vi) all references in this Security Agreement to Exhibits refer to such Exhibits as such Exhibits may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     (b) The terms "aircraft", "aircraft engine", "appliance", "cargo" and "propeller" shall have the respective meanings ascribed thereto in Section 40102 of Chapter 401 of Title 49 of the United States Code and the term "engine" shall include an "aircraft engine" as defined therein.

     (c) The term "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection of any security interest the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction and references to Article 9 of the UCC shall include such Article however numbered in any relevant jurisdiction.

     (d) The terms "Account", "Equipment", "Fixtures", "Goods", "Proceeds" and "Inventory" shall have the respective meanings ascribed thereto in Article 9 of the UCC.

     (e) For all purposes of this Security Agreement, the following capitalized terms have the following respective meanings:

     "Acceptable Alternate Engine" means a Rolls-Royce RB211-22B-02 or General Electric CT7-98 engine or an engine of either such or another manufacturer of equivalent or greater value and utility (without regard to hours and cycles), and suitable for installation and use on the relevant Airframe or an airframe, as applicable; provided that such engine shall (i) be of the same make, model and manufacturer as (A) the other Engine pledged with such Airframe or (B) the Spare Engine replaced by such engine and (ii) be an engine of a type then being utilized by the Company on other L1011-50/500 or Saab 340B aircraft owned by the Company.

     "Acceptable Alternate Propeller" means a Hamilton Standard propeller or a propeller of the same or another manufacturer of equivalent or greater value and utility (without regard to hours and cycles), and suitable for installation and use on the relevant Airframe or an airframe, as applicable; provided that such propeller shall (i) be of the same make, model and manufacturer as the other Propeller pledged with such Airframe, and (ii) be a propeller of a type then being utilized by the Company on other Saab 340B aircraft operated by the Company.

     "Account Debtor" means each Person obligated on an Account.

     "Additional Insured" means each Lender, the Board, the Collateral Agent, the Agent, the Loan Administrator, the Govco Administrative Agent, each

Participant, the Company in its capacity as lessor under any Permitted Lease, and each of their respective Affiliates, successors and permitted assigns, and the respective directors, officers and employees of each of the foregoing.

     "Aircraft" means each Airframe together with the Engines and Propellers relating to such Airframe as specified on Exhibit B hereto, and all Records relating to such Aircraft.

     "Airframe" means: (i) each of the aircraft (excluding Engines or Propellers, or engines or propellers either initially or from time to time installed thereon) specified by United States Registration Number and Manufacturer's serial number on Exhibit B hereto and on any Security Agreement Supplement (Aircraft) executed and delivered from time to time hereunder; (ii) any Replacement Airframe which may from time to time be substituted pursuant to clause (B)(2) of Section 3.01(a)(i) hereof and (iii) in either case any and all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, unless the Lien of the Security Documents shall not be applicable to such Part in accordance with Section 2.02.

     "Appliances" means an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used in operating or controlling aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to aircraft during flight, and not part of an aircraft, engine, or Propeller.

     "Bankruptcy Default" means any event or condition which is or upon notice, lapse of time or both would, unless cured or waived, become an Event of Default under clause (f), (g), (p) or (q) of Section 7.1 of the Loan Agreement.

     "Card Receivables" means all rights to payment of monetary obligations, now or hereafter existing and whether or not earned by performance, arising out of the use of a credit or charge card to purchase property or services from the Company.

     "Certificated Air Carrier" means a Person holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to Chapter 447 of Title 49 of the United States Code or any analogous successor provision of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

     "Civil Reserve Air Fleet Program" means the Civil Reserve Air Fleet Program administered by the United States Government pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

     "Closing Date" means the date of this Security Agreement.

     "Collateral" has the meaning assigned thereto in the Granting Clause hereof.

     "Company" has the meaning assigned thereto in the preamble to this Agreement.

     "Designated Locations" means the locations in the United States designated from time to time by the Company at which it may keep Pledged Spare Parts, which initially shall be the locations set forth in Exhibit E and shall include the additional locations designated by the Company pursuant to Section 2.03 hereof.

     "Eligible Investment" means (i) any bond, note or other obligation which is a direct obligation of or guaranteed by the U.S. or any agency thereof having maturities no later than 90 days following the date of such investment; (ii) any obligation which is a direct obligation of or guaranteed by any state of the U.S. or any subdivision thereof or any agency of any such state or subdivision, and which has the highest rating published by Moody's or Standard & Poor's;
(iii) any  commercial  paper  issued by a U.S.  obligor  and having the  highest rating published by Moody's or Standard & Poor's; (iv) any money market investment instrument relying upon the credit and backing of any bank or trust company which is a member of the Federal Reserve System and which has a combined capital (including capital reserves to the extent not included in capital) and surplus and undivided profits of not less than $250,000,000 (including the Collateral Agent and its Affiliates if such requirements as to Federal Reserve System membership and combined capital and surplus and undivided profits are satisfied), including, without limitation, certificates of deposit, time and other interest-bearing deposits, bankers' acceptances, commercial paper, loan and mortgage participation certificates and documented discount notes accompanied by irrevocable letters of credit and money market fund investing solely in securities backed by the full faith and credit of the United States; or (v) repurchase agreements collateralized by any of the foregoing.

     "Engine" means (i) each of the engines listed by Manufacturer's serial number on Exhibit B hereto and on any Security Agreement Supplement (Aircraft) or Security Agreement Supplement (Engine/Propeller) executed and delivered from time to time hereunder, and whether or not either initially or from time to time installed on any Airframe or any other airframe; (ii) any Replacement Engine which may from time to time be substituted for any of such Engines pursuant to the terms hereof; and (iii) in either case, any and all Parts which are from time to time incorporated or installed in or attached to any such engine and any and all Parts removed therefrom unless the Lien of the Security Documents shall not apply to such Parts in accordance with Section 2.02, and all Records relating to such Engine.

     "Event of Loss" means, with respect to any Aircraft, Airframe, Engine, Propeller, Spare Engine or any Pledged Spare Part, any of the following events with respect to such property: (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive or compromised total loss; (iii) the theft or disappearance of such property for the lesser of (A) a period in excess of ninety (90) consecutive days, (B) the period to the date when the Net Insurance Proceeds with respect to such property are paid to the Collateral Agent, or (C) the period to the date when the Company has confirmed to the Collateral Agent in writing that it cannot recover such property; (iv) the confiscation, condemnation or seizure of, or requisition of, title to, or use of, such property by any Governmental Authority or purported Governmental Authority (other than a requisition of title, or for use, by the United States Government or by any other government of registry of such Aircraft, or any agency or instrumentality of any thereof, which is governed by clause (vi) below), which shall have resulted in the loss of possession of such property by the Company or any lessee permitted pursuant to Section 2.01(b) hereof with respect to such Aircraft or Spare Engine, or pursuant to Section 2.03(b) hereof with respect to such Pledged Spare Part, for a period in excess of sixty (60) consecutive days or shall have resulted in the loss of title of such property by the Company; (v) as a result of any law, rule, regulation, order or other action by the FAA or other Governmental Authority of the government of registry of such Aircraft, use of such property in the normal course of the business of air transportation shall have been prohibited for a period of sixty (60) consecutive days (a "grounding"); (vi) the requisition of title, or for use, by (x) the United States Government or (y) any other government of registry of such Aircraft or any instrumentality or agency of any thereof, which shall have occurred while the Loan remains outstanding and shall continue, (A) in the case of such a requisition of title, for a period in excess of fifteen (15) days, or (B) in the case of such a requisition for use under (x), beyond the Loan Maturity Date, or
(C) in the case of such a requisition for use under (y), for a period in excess of six (6) months; and (vii) with respect to an Engine, Propeller or Spare Engine only, any requisition of title to such Engine, Propeller or such Spare Engine, as applicable, or other event which constitutes an Event of Loss pursuant to Section 3.01(b) or 3.01(f) hereof. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such Aircraft.

     "Excluded Equipment" means, collectively, the following: (a) all of the Aircraft and Airframes and any other aircraft of any sort, make or model; (b) all of the Engines and Propellers, and any other aircraft engine and propeller of any sort, make or model; (c) all of the Spare Engines, including any Replacement Engine; (d) all Spare Parts, all Appliances and all Expendables, and all other parts, appliances, instruments, accessory, avionics, furnishings, seats, cargo containers and other equipment of any nature, which is or may be incorporated, used or installed in or attached to any aircraft, aircraft engine or propeller; (e) all Equipment which is now or hereafter leased by the Company (whether under a Capital Lease, an operating lease or any other type of lease), including without limitation all Equipment which is leased by the Company pursuant to leases with any of the Existing Equipment Lessors; (f) all Equipment subject to Liens described in Schedule 6.1 to the Loan Agreement or in Section 6.1(a)(ii) of the Loan Agreement; (g) all Passenger Convenience Equipment; (h) all Fixtures which are leasehold improvements, and any Equipment which is released as part of the Collateral by the Collateral Agent; and (i) all parts and components of, and accessions, accessories and appurtenances of whatever nature attached to or intended to be attached to any of the Equipment identified in the foregoing items (a) through (h).

     "Existing Equipment Lessors" means, collectively, the following: Sanwa Leasing; Fleet Leasing Corporation; Fleet Capital Leasing - Technology Finance; Ameritech Credit Corporation; Key Equipment Finance; Aviation Financial Services; Steelcase Financial Services; Tynan Equipment Co., Inc.; Compaq Financial Services Corporation; Keycorp Leasing, a division of Keycorp Capital Inc.; KeyCorp Leasing, a division of Key Corporate Capital Inc.; Fleet National

Bank (Shawmut); Firstar Bank, N.A.; Wells Fargo Bank, N.A., as Owner Trustee; Wilmington Trust Company; U.S. Bancorp Leasing & Financial; AMR Leasing Corporation; Unionbanc Leasing Corporation; GATX Third Aircraft Corporation;
First Security Bank, National Association; First Fidelity Bank, as Indenture Trustee and First Union National Bank as successor; Shawmut Bank; Provident Commercial Group; Summit Bank; Fleet Business Credit Corp.; Keycorp Leasing; Wells Fargo Financial Leasing, Inc.; Citicorp Del Lease, Inc.; and NCR Corporation.

     "Expendables" means those Spare Parts of a type normally used only once and thereby consumed or otherwise discarded including all Parts which have a limited life or repair cycle and are not classified as Fixed Assets in accordance with GAAP.

     "FAA"  means the  United  States  Federal  Aviation  Administration  or any
successor   thereto   administering   the  functions  of  the  Federal  Aviation
Administration under the Federal Aviation Act.

     "FAA Bills of Sale" means, collectively, each bill of sale on AC Form 8050-2 or such other form as in effect on the date thereof executed by the applicable Manufacturer in favor of the Company in respect of each Aircraft.

     "Federal Aviation Act" means Subtitle VII of Title 49 of the United States Code relating to aviation, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend or supplement such Subtitle.

     "Insurance  Brokers" has the meaning  assigned  thereto in Section 2.04(d).

     "Loss  Payment Date" has the meaning  assigned  thereto in clause (B)(1) of
Section 3.01(a)(i).

     "Manufacturer" means with respect to each Airframe, Engine, Propeller, Spare Engine and Pledged Spare Part, the manufacturer thereof, and its successors and assigns.

     "Mortgage and Security Agreement" or "this Agreement" means this Security Agreement.

     "Parts" means, in respect of any Airframe, any Engine, any Propeller, any Spare Engine or any Pledged Spare Part, any and all Appliances, parts, instruments, appurtenances, accessories, avionics, furnishings, seats and other equipment of whatever nature (other than (i) complete Engines, Propellers, Spare Engines, engines or propellers, (ii) any items leased by the Company from a third party, (iii) any Passenger Convenience Equipment and (iv) cargo containers) which may from time to time be incorporated or installed in or attached to such Airframe, Engine, Propeller, Spare Engine or such Pledged Spare Part.

     "Passenger Convenience Equipment" means severable components or systems installed on or affixed to any Airframe that are used to provide individual telecommunications or electronic entertainment to passengers aboard an Aircraft, if and for so long as such equipment shall be owned by, or shall be subject to a security interest, license or other interest of, another Person (other than any Affiliate of the Company) in accordance with the provisions of Section 2.02(d) hereof.

     "Payment Default" means any event or condition which is or upon notice, lapse of time or both would, unless cured or waived, become an Event of Default under Section 7.1(a) of the Loan Agreement.

     "Permitted Air Carrier" means any Certificated Air Carrier or any air carrier principally domiciled in a country listed on Exhibit F hereto.

     "Permitted Lease" means a lease permitted under Section 2.01(b) hereof.

     "Permitted Lessee" means the lessee under a Permitted Lease.

     "Permitted  Liens" means those Liens  permitted  under  clauses (i),  (ii),
(iii) and (v) of the definition of Permitted Encumbrances contained in the Loan Agreement.

     "Pledged Accounts" means all of the Accounts of the Company, now existing, or hereafter arising; provided, however, that Pledged Accounts shall not include
(i) any Card Receivables (whether owed by a card holder or a third party processor of Card Receivables), now existing, or hereafter arising, to the extent, and for so long as such Card Receivables are subject to a security interest in favor of any Card Receivables processor; (ii) proceeds of the Company's membership interest in BATA Leasing, LLC; and (iii) rents which are payable to the Company in respect to the leasing of any Excluded Equipment which is identified in section (e) and (f) of the definition of Excluded Equipment, and Accounts which arise from the sale or other disposition of any Excluded Equipment which is not any of the Aircraft, Engines, Spare Engines, Propellers or Spare Parts.

     "Pledged Equipment" means all Equipment now owned or hereafter acquired by the Company, excluding all Excluded Equipment, now owned or hereafter acquired by the Company.

     "Pledged Spare Parts" has the meaning assigned thereto in paragraph (3) of the Granting Clause hereof.

     "Propeller" means (i) each of the Hamilton Standard propellers listed by Manufacturer's serial number on Exhibit B hereto and on any Security Agreement Supplement (Aircraft) or Security Agreement Supplement (Engine/Propeller) executed and delivered from time to time hereunder, and whether or not either initially or from time to time installed on any Airframe or any other airframe;
(ii) any Replacement Propeller which may from time to time be substituted for any of such Propellers pursuant to the terms hereof; and (iii) in either case, any and all Parts which are from time to time incorporated or installed in or attached to any such propeller and any and all Parts removed therefrom unless the Lien of the Security Documents shall not apply to such Parts in accordance with Section 2.02.

     "Purchase Agreements" means, collectively, (i) with respect to each Airframe, the agreement between the Company and the applicable Manufacturer relating to the purchase by the Company of such Airframe, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to such Airframe and to such Manufacturer's warranty obligations with respect thereto and (ii) with respect to each Engine, Propeller or Spare Engine, the agreement between the Company and the applicable Manufacturer relating to the purchase by the Company of such Engine, Propeller or such Spare Engine, as applicable, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to such Engine, Propeller or such Spare Engine, as applicable, and to such Manufacturer's warranty obligations with respect thereto.

     "Qualified Spare Parts" has the meaning assigned thereto in paragraph (3) of the Granting Clause hereof.

     "Records" has the meaning assigned thereto in paragraph (7) of the Granting Clause hereof.

     "Replacement Airframe" means any airframe substituted for an airframe in accordance with Section 3.01(a)(i) hereof.

     "Replacement Engine" means any engine substituted for an Engine or Spare Engine in accordance with Sections 2.01(d), 3.01(a)(i) or 3.01(b) hereof.

     "Replacement Propeller" means any propeller substituted for a Propeller in accordance with Sections 2.01(d), 3.01(a)(i) or 3.01(b) hereof.

     "Security Agreement Supplement (Aircraft)" means a supplement to this Security Agreement in the form of Exhibit A1.

     "Security Agreement Supplement (Engine/Propeller)" means a supplement to this Security Agreement in the form of Exhibit A2.

     "Security Agreement Supplement (Pledged Spare Parts)" means a supplement to this Security Agreement in the form of Exhibit A3.

     "Security Documents" means, collectively, this Security Agreement, any Security Agreement Supplement (Aircraft), any Security Agreement Supplement (Engine/Propeller), any Security Agreement Supplement (Pledged Spare Parts), and any additional pledge agreements, security agreements, supplements or other agreements delivered pursuant to the Loan Documents to secure the obligations of the Obligors thereunder, and each certificate, instrument, financing statement or other document executed, delivered, filed or recorded by, on behalf, or in respect of (as applicable) any Obligor, in connection with or pursuant to the foregoing.

     "Spare Engine" means (i) each of the engines listed by Manufacturer's serial number on Exhibit C hereto and on any Security Agreement Supplement

(Engine/Propeller) executed and delivered from time to time hereunder, and whether or not either initially or from time to time installed on any Airframe or any other airframe; (ii) any Replacement Engine which may from time to time be substituted for any of such Spare Engines pursuant to the terms hereof; and
(iii) in either case, any and all Parts which are from time to time incorporated or installed in or attached to any such engine and any and all Parts removed therefrom, unless the Lien of the Security Documents shall not apply to such Parts in accordance with Section 2.02.

     "Spare Part" means an accessory, appurtenance, or part of an aircraft (except an engine or propeller), engine (except a propeller), spare engine, propeller, or Appliance, that is to be installed at a later time on an aircraft, engine, propeller or Appliance.

     "Specified  Default"  means a  Payment  Default  or a  Bankruptcy  Default.

     "UCC Collateral" has the meaning assigned thereto in paragraph (8) of the Granting Clause hereof.

     "United States" or "U.S." means the United States of America.

     "United States Government" means the federal government of the United States or any instrumentality or agency thereof.

     "Warranty Bills of Sale" means, collectively, each full warranty bill of sale delivered to the Company from the applicable Manufacturer in respect of each Airframe, Engine, Propeller and Spare Engine.

     "Wet Lease" means any arrangement whereby the Company (or any Permitted Lessee) agrees to furnish the Airframe and Engines or Propellers or engines or propellers installed thereon to a third party pursuant to which such Airframe and Engines or Propellers or engines or propellers (i) shall remain in the operational control of the Company (or such Permitted Lessee) and (ii) shall be maintained, insured and otherwise used and operated in accordance with the provisions hereof.

     (f) Capitalized terms which are defined in the Loan Agreement and which are not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                                    ARTICLE 2

                            COVENANTS OF THE COMPANY

     The Company covenants and agrees as follows:

     Section 2.01 Aircraft Registration, Maintenance and Operation; Possession and Permitted Leases; Insignia.

     (a) (i) Registration and Maintenance. The Company, at its own cost and expense, shall (or shall cause any Permitted Lessee to): (A) on or prior to the

Closing Date, cause each Aircraft to be duly registered in the Company's name, and, subject to subparagraph (iii) of this Section 2.01(a), to remain duly registered in the Company's name under the Federal Aviation Act; (B) maintain, service, repair, and overhaul (or cause to be maintained, serviced, repaired, and overhauled) each Aircraft (and any engine which is not an Engine and any propeller which is not a Propeller but which, in either case, is installed on any Aircraft), Spare Engine and each of the Pledged Spare Parts (x) so as at all times to keep each Aircraft in as good an operating condition as when initially subjected to the Lien hereof, ordinary wear and tear excepted, and as may be necessary to enable the airworthiness certification for such Aircraft to be maintained in good standing at all times (other than during temporary periods of maintenance, overhaul or storage in accordance with applicable regulations) under the Federal Aviation Act or the applicable laws of any other jurisdiction in which such Aircraft may then be registered from time to time and in substantially the same manner as the Company (or any Permitted Lessee)
maintains,   services,   repairs  or  overhauls  similar  aircraft,  engines  or
propellers operated by the Company (or Permitted Lessee) in similar circumstances; (y) so as to keep the Spare Engines in an airworthy condition and suitable for installation and operation on an Airframe in accordance with any applicable maintenance program and in compliance with all applicable airworthiness directives; and (z) so as to maintain the Pledged Spare Parts in good working order and condition and shall perform all maintenance thereon necessary for that purpose and in accordance with the requirements of each of the Manufacturer's manuals and mandatory service bulletins and each of the Manufacturer's non-mandatory service bulletins which relate to airworthiness, excluding Pledged Spare Parts that have become worn out or obsolete or unfit for use and are not reasonably repairable; (C) maintain or cause to be maintained all Records, logs and other materials required to be maintained by the FAA or any other applicable regulatory agency or body in respect of each Aircraft, Spare Engine and each of the Pledged Spare Parts; and (D) promptly furnish or cause to be furnished to the Collateral Agent, the Board or any Lender such information as may be required to enable the Collateral Agent, the Board or any Lender to file any reports required to be filed by the Collateral Agent, the Board or any Lender with any Governmental Authority because of such person's interest in the Aircraft, Spare Engines or Pledged Spare Parts hereunder.

     (ii) Operation of Aircraft and Spare Engines. The Company will not (or permit any Permitted Lessee to) maintain, use, store, service, repair, overhaul or operate any Aircraft or any Spare Engine in material violation of any law, rule, regulation, treaty, order or certificate of any government or Governmental Authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate or material violation of any license or registration relating to such Aircraft or Spare Engine issued by any such authority. In the event that any such law, rule, regulation, treaty, order, certificate, license or registration requires alteration of any Aircraft or Spare Engine, the Company will, at its sole cost and expense, conform thereto or obtain conformance therewith. Notwithstanding the foregoing, the Company or any Permitted Lessee may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license or registration in any reasonable manner which does not materially adversely affect the Collateral Agent, the Board or any Lender, or any of their respective legal and economic interests in or to any of the Aircraft, Spare Engines or any Loan Documents, including the Lien of the Security Documents. In every case, operation, use, storage, maintenance, servicing, repair or overhaul of the Aircraft is subject to compliance by the Company with the provisions of Section 2.04. If the indemnities or insurance from the United States Government specified in Section 2.04(g), or some combination thereof in amounts equal to amounts required by

Section 2.04(g), have not been obtained (unless indemnities or insurance in amounts so required are available in the commercial aviation insurance market and are obtained), the Company will not operate or locate any Aircraft or Spare Engine, or permit any Permitted Lessee or any other Person to operate or locate any Aircraft or Spare Engine, in or to any area excluded from coverage by any insurance required to be maintained by the terms of Section 2.04; provided, however, that the failure of the Company to comply with the provisions of this
Section 2.01(a)(ii) shall not give rise to an Event of Default where such failure is attributable to a hijacking, medical emergency, equipment malfunction, weather conditions, navigational error or act of terrorism and the Company (or such Permitted Lessee, as the case may be) is taking all reasonable steps to remedy such failure as soon as practicable.

     (iii) Reregistration. (A) So long as the Lien of the Security Documents shall not have been discharged and no Specified Default or Event of Default shall have occurred or be continuing, if the Company has requested the Collateral Agent's consent to registration of any Aircraft in the name of the Company (or, if appropriate, in the name of a Permitted Lessee as a "lessee"), at the Company's own cost and expense, under the laws of (1) any country listed on Exhibit G with which the United States then maintains normal diplomatic relations or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Closing Date (a "Scheduled Country"), or (2) any other country with which the United States maintains diplomatic relations, and the Collateral Agent has determined, based on the information contemplated below, that the laws of such other country would provide substantially equivalent protection (including the right to take possession of such Aircraft in the event of the bankruptcy of the Company or such Permitted Lessee, if any) for the rights of lenders to that enjoyed by the Collateral Agent under the Security Documents as provided under United States law, the Collateral Agent will not (subject to the terms of this Section 2.01) in the case of either (1) or (2) above, unreasonably withhold its consent to such change of registration. Such consent shall only be given if the Collateral Agent shall have received reasonable evidence that after giving effect to such re-registration the Collateral Agent shall possess a Lien and security interest over such Aircraft with priority and perfection (to the extent perfection is a relevant concept in such country) to substantially the same extent as is available under the corresponding laws of the United States (it being agreed that the lack of such reasonable evidence shall constitute sole reasonable grounds to withhold such consent with respect to a Scheduled Country or a country mentioned in clause (2) above.

     (B) Prior to any such re-registration under the laws of a Scheduled Country or the United States, the Collateral Agent shall have received (1) an Officer's Certificate from the Company certifying that the conditions of this Section 2.01(a)(iii) have been satisfied and (2) a favorable opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent) addressed to the Collateral Agent to the effect that (I) the laws of the new country of registration will recognize the Company's right of ownership with respect to such Aircraft and will give effect to the priority and perfection (to the extent perfection is a relevant concept in such country) of the Lien and security interest created by this Security Agreement (or the Company shall enter into such other instrument as shall be necessary to convey a valid and enforceable first priority perfected security interest (except for Permitted Liens) to the Collateral Agent, such instrument to be in form and substance reasonably satisfactory to the Collateral Agent), (II) this Security Agreement (or such other instrument) and the Collateral Agent's Lien and right to repossession thereunder is valid and enforceable under the laws of such country and (III) all filing, recording and other action necessary to perfect (to the extent perfection is a relevant concept in such country) and protect the Lien of the Security Documents (or other such instrument) in such new jurisdiction either has been accomplished prior to such change in the country of registry or, if such opinion cannot under applicable law be given at the time of registration, are specified in such opinion and the Company undertakes to accomplish such filing, recording or other action as soon as practicable (but in any event no later than five (5) Business Days) after giving effect to such change in registry (in which case a further opinion shall be received by the Collateral Agent immediately thereafter to the effect that all such recording, filing and other action have been accomplished).

     (C) Prior to any such re-registration under the laws of any country other than the U.S. or a Scheduled Country, the Collateral Agent shall have received
(1) an Officer's Certificate from the Company certifying that the conditions of this Section 2.01(a)(iii) have been satisfied and (2) a favorable opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent) in the new jurisdiction of registry covering the matters set forth in the preceding paragraph and addressed to it, and to the effect that (I) the terms (including, without limitation, the governing law, service of process and jurisdictional submission provisions thereof) of this Security Agreement (or such other instrument) are legal, valid, binding and enforceable in such jurisdiction, (II) that it is not necessary for the Collateral Agent to register or qualify to do business in such jurisdiction, (III) that there is no tort liability of the lender of an aircraft or engine not in possession thereof under the laws of such jurisdiction other than tort liability which might have been imposed on such lender under the laws of the United States or any state thereof (it being understood that, such opinion shall be waived if insurance reasonably satisfactory to Collateral Agent is provided, at the Company's expense, to cover such risk), (IV) (unless the Company shall have agreed to provide insurance covering the risk of requisition of use or title of such Aircraft by the government of such jurisdiction so long as such Aircraft is registered under the laws of such jurisdiction) that the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use or title of such Aircraft in the event of the requisition by such government of such use or title, (V) if a Permitted Lease is then in effect, the laws of the new jurisdiction of registry do not provide the Permitted Lessee or any third party possessory rights which would, upon the Company's bankruptcy or insolvency or other Event of Default (assuming that at such time the Permitted Lessee is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws of such jurisdiction), prevent the return of such Aircraft in accordance with the terms of this Security Agreement (or such other instrument) (such opinion to be subject to customary qualifications and exceptions in the relevant domicile of the Permitted Lessee but only to the extent that they do not deny the Collateral Agent the practical realization of its rights and benefits pursuant to this Security Agreement (or such other instrument)), and (VI) to such further effect with respect to such other matters as the Collateral Agent may reasonably request.

     (D) In addition to the opinion contemplated above, prior to any such re-registration under the laws of any country other than the U.S. or a Scheduled Country, the Collateral Agent shall have received assurances, reasonably satisfactory to it, to the effect that (1) the insurance provisions of this Security Agreement will have been complied with after giving effect to such change of registry, (2) the original indemnities (and any additional indemnities for which the Company is then willing to enter into a binding agreement to indemnify) in favor of the Collateral Agent, the Board, the Lenders and the Participants under the Loan Agreement afford each such party substantially the same protection as provided prior to such change of registry, (3) such change will not result in the imposition of, or increase in the amount of, any Tax for which the Company is not required to indemnify, or is not then willing to enter into a binding agreement to indemnify, the Collateral Agent, the Board, the Lenders or the Participants and (4) such new country of registry imposes aircraft maintenance standards not materially less stringent than those of the FAA or the Civil Aviation Authority of the United Kingdom, France, Germany, Japan or Canada.

     (E) In connection with any such re-registration, the Company shall, at its cost and to the extent permitted by the laws of such country, cause the interests of the Collateral Agent in such Aircraft to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until changed as provided herein, and shall, at its sole cost and expense, cause to be done at all times all other acts (including the filing, recording and delivery of any document or instrument and the payment of any sum) necessary or, by reference to prudent industry practice in such country, advisable in order to establish the Collateral Agent's interest in and to such Aircraft as against the Company, any Permitted Lessee or any third parties in such jurisdiction.

     (F) The Collateral Agent shall execute and deliver, at the Company's expense, all such documents as the Company may reasonably request and otherwise cooperate with the Company for the purpose of effecting, continuing or (as provided in this Section 2.01(a)(iii)) changing the registration of such Aircraft as may be permissible hereunder.

     (G) The Company shall pay all reasonable fees and expenses of the Collateral Agent, the Board or any Lender in connection with any change of registry of any Aircraft.

     (b) Possession and Permitted Leases. (i) The Company will not, without the prior written consent of the Collateral Agent, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe, Engine, Propeller or any Spare Engine or install or permit any Engine, Propeller or any Spare Engine to be installed on any airframe other than an Airframe; provided that, so long as (x) no Specified Default or Event of Default shall have occurred and be continuing at the time of such lease, delivery, transfer or relinquishment of possession or installation and (y) such action shall not deprive the Collateral Agent of the first priority perfected Lien of the Security Documents on any Aircraft, any Airframe, any Engine, Propeller or any Spare Engine, the Company (or, except with respect to subparagraph (H) below, any Permitted Lessee) may, without the prior written consent of Collateral Agent:

     (A) subject the Airframes, the Engines, the Propellers or engines or propellers then installed thereon and the Spare Engines to normal interchange agreements or any Engine, Propeller or any Spare Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Company (or any Permitted Lessee) in the ordinary course of its business; provided, that (1) no such agreement or arrangement contemplates or requires the transfer of title to any Airframe, any Engine, any Propeller or any Spare Engine, (2) if the Company's title to any Airframe, any Engine, any Propeller or any Spare Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Airframe, Engine, Propeller or Spare Engine, as applicable, and the Company shall (or shall cause any Permitted Lessee to) comply with Section
3.01 hereof in respect thereof and (3) no such Airframe interchange arrangement shall (I) be for a period in excess of 5 days or (II) result in such Certificated Air Carrier, Permitted Lessee or other approved air carrier obtaining possessory rights for a period in excess of 5 days with respect to, or a Lien on, any Airframe, Engines, Spare Engines, Propellers, engine(s) or propeller(s) then installed on such Airframe;

     (B) deliver possession of any Airframe, any Engine, any Propeller or any Spare Engine to the Manufacturer thereof or to any other Person for testing, service, repair, maintenance or overhaul work on such Airframe, such Engine, such Propeller or such Spare Engine or any part thereof or for alterations or modifications in or additions to such Airframe, such Engine, such Propeller or such Spare Engine to the extent required or permitted by the terms hereof;

     (C) install an Engine, a Propeller or Spare Engine on an airframe owned by the Company (or any Permitted Lessee) which airframe is free and clear of all Liens, except: (1) Permitted Liens and those which apply only to the engines (other than Engines or Spare Engines), propellers (other than Propellers), Appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (2) the rights of third parties under interchange agreements which would be permitted under clause (A) above, provided that Company's title to such Engine, Propeller or Spare Engine shall not be divested as a result thereof and (3) mortgage Liens or other security interests, provided, that (as regards this clause (3)), such mortgage Liens or other security interests effectively provide that such Engine, Propeller or Spare Engine shall not become subject to the Lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

     (D) install an Engine, Propeller or Spare Engine on an airframe leased to the Company (or any Permitted Lessee) or purchased by the Company (or any Permitted Lessee) subject to a conditional sale or other security agreement, provided that (1) such airframe is free and clear of all Liens, except: (x) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (y) Liens of the type permitted by subparagraph (C) of this Section 2.01(b)(i) and (2) such lease, conditional sale or other security agreement effectively provides that such Engine, Propeller or Spare Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

     (E) install an Engine, Propeller or Spare Engine on an airframe owned by the Company (or any Permitted Lessee), leased to the Company (or any Permitted Lessee) or purchased by the Company (or any Permitted Lessee) subject to a conditional sale or other security agreement under circumstances where neither subparagraph (C) nor subparagraph (D) of this Section 2.01(b)(i) is applicable, provided that any divestiture of title to such Engine, Propeller or Spare Engine resulting from such installation shall be deemed an Event of Loss with respect to such Engine, Propeller or Spare Engine and the Company shall (or shall cause any Permitted Lessee to) comply with Section 3.01(b) hereof in respect thereof, the Collateral Agent not intending hereby to waive any right or interest it may have to or in such Engine, Propeller or Spare Engine under applicable law until compliance by the Company with such Section 3.01(b);

     (F) transfer (or permit any Permitted Lessee to transfer) possession of any Airframe, Engine, Propeller or any Spare Engine to the United States of America or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program so long as the Company (or any Permitted Lessee) shall notify the Collateral Agent (1) prior to transferring possession of any such Airframe, Engine, Propeller or any such Spare Engine to the United States of America or any agency or instrumentality thereof pursuant to the Civil Reserve Air Fleet Program and (2) of the name and the address of the Contracting Office
Representative for the Air Mobility Command of the United States Air Force to whom notice must be given pursuant to Section 4.01(a) hereof;

     (G) transfer possession of any Airframe, Engine, Propeller or any Spare Engine to the United States of America or any instrumentality or agency thereof pursuant to a lease, contract or other instrument, a copy of which shall be provided to the Collateral Agent; or

     (H) the Company may, at any time so long as no Specified Default or Event of Default shall have occurred and be continuing, enter into a lease of any Aircraft or any Spare Engine with (1) a Certificated Air Carrier, (2) any airline domiciled and principally located in a country listed on Exhibit F hereto, or (3) any other Person approved in writing by the Collateral Agent; provided that (I) no such lease shall be permitted to a lessee that is subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date the lease is entered into, (II) in the case of a lease under subclause (2) or (3) above, on the date of such lease or any renewal or extension thereof, the United States and the country in which such lessee is domiciled and principally located maintain diplomatic relations (which for purposes of this clause (H) shall include Taiwan and any other country that is similarly situated), (III) in the case only of a lease to any Person under subclause (3) above, the Collateral Agent receives at the time of such lease an opinion of counsel (in form and from counsel reasonably satisfactory to the Collateral Agent) to the effect that (w) the terms of the proposed lease will be legal, valid, binding and (subject to customary exceptions in foreign opinions generally) enforceable in accordance with its terms against the proposed lessee in the country in which the proposed lessee is principally based, (x) there exist no possessory rights in favor of the lessee under such lease under the laws of such lessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Company and assuming at such time such lessee is not insolvent or bankrupt, prevent the return or repossession of such Aircraft or such Spare Engine in accordance with the lease and when permitted by the terms of Section 4 upon the exercise by the Collateral Agent of its remedies pursuant to such Section, (y) the laws of such lessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of such Aircraft or such Spare Engine in the event of the requisition by such government of such use, and (z) in the case of an Airframe or Spare Engine, the laws of such lessee's country of domicile would give recognition to the Company's title to the applicable Aircraft of which such Airframe is a part or such Spare Engine, to the registry of the applicable Aircraft of which such Airframe is a part or such Spare Engine (if such country maintains a registry for engines) in the name of the Company (or the proposed lessee, as "lessee", as appropriate), and to the Lien of the Security Documents, (IV) if the lessee under such lease is a governmental entity, such lessee has waived all rights of sovereign immunity, and (V) if the lessee is a Certificated Air Carrier and the Aircraft or such Spare Engine was first placed in service after October 22, 1994, the Company will be entitled as lessor to the benefits of Section 1110 of the Bankruptcy Code with respect to such Aircraft or such Spare Engine in connection with a proceeding under Chapter 11 of the Bankruptcy Code in which the lessee is the debtor.

     (ii) The rights of any Permitted Lessee or other transferee (other than a transferee where the transfer is of an Engine, a Propeller or Spare Engine which is to be an Event of Loss) shall be (and the sublease, assignment or other transfer document under which such transfer or sublease is governed shall explicitly provide that) during the period of such possession, subject and subordinate to, all the terms of the Security Documents (and any Permitted Lease shall expressly state that it is so subject and subordinate), including, without limitation, the covenants contained in this Article 2, including the inspection rights contained in Section 2.05 and the Collateral Agent's right to repossess such Aircraft or such Spare Engine and to avoid and terminate any lease upon such repossession, and the Company shall remain primarily liable for the performance of all of the terms of the Security Documents, and the terms of any such Permitted Lease shall not permit any Permitted Lessee to take any action not permitted to be taken by the Company in the Security Documents with respect to such Aircraft or such Spare Engine. No pooling agreement, Permitted Lease or other relinquishment of possession of any Airframe, any Engine, any Propeller or any Spare Engine shall in any way discharge or diminish any of the Company's obligations to the Collateral Agent under the Security Documents or constitute a waiver of Collateral Agent's rights or remedies hereunder or thereunder. The Collateral Agent agrees, for the benefit of the Company (and any Permitted Lessee) and for the benefit of any mortgagee or other holder of a security interest in any engine or propeller owned by the Company (or any Permitted Lessee), any lessor of any engine (other than an Engine) or propeller (other than a Propeller) leased to the Company (or any Permitted Lessee) and any conditional vendor of any engine (other than an Engine or Spare Engine) or propeller (other than a Propeller) purchased by the Company (or any Permitted Lessee) subject to a conditional sale agreement or any other security agreement, that no interest shall be created under this Security Agreement in any engine or propeller so owned, leased or purchased and that neither the Collateral Agent nor its successors or assigns will acquire or claim, as against the Company (or any Permitted Lessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine or propeller as the result of such engine or propeller being installed on any Airframe. The Company shall provide the Collateral Agent with a copy of any Permitted Lease having a term of more than one (1) year upon entering into such Permitted Lease.

     (iii) In connection with any Permitted Lease, all necessary action shall be taken by the Company at its expense which is required to continue the Collateral Agent's security interest in the Aircraft, Airframes, Engines, Propellers and Spare Engines, and such Permitted Lease and all other necessary documents shall be duly filed, registered or recorded in such public offices as may be required to fully preserve the priority of the security interest of the Collateral Agent in the Aircraft, Airframes, Engines, Propellers and Spare Engines.

     (iv) Any Wet Lease shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 2.01. The Collateral Agent acknowledges that any consolidation or merger of the Company or conveyance, transfer or lease of all or substantially all of the Company's assets, in each case as permitted by the Loan Documents, shall not be prohibited by this Section 2.01.

     (v) No Permitted Lease entered into pursuant to this Section 2.01(b) shall permit any subleasing of any Aircraft or any Spare Engine.

     (c) Insignia. Within ninety (90) days after (x) the Closing Date (with respect to Aircraft, Engines and Spare Engines covered by the Lien of the Security Documents as of the Closing Date), and (y) the date on which any
Security Agreement Supplement (Aircraft), Security Agreement Supplement (Engine/Propeller) or Security Agreement Supplement (Spare Engine) is delivered (with respect to such additional Collateral), and so long as any Aircraft, Engines or Spare Engines are subject to the Lien of the Security Documents, the Company agrees to affix and maintain (or cause to be affixed and maintained) in the cockpit of each Airframe adjacent to the registration certificate therein, on each Engine and on each Spare Engine a nameplate bearing the inscription:

                     "THIS [AIRCRAFT/ENGINE] IS MORTGAGED TO
                                 CITIBANK, N.A.
 AS COLLATERAL AGENT, FOR THE BENEFIT AND SECURITY OF THE AIR TRANSPORTATION
             STABILIZATION BOARD, THE LENDERS AND THE PARTICIPANTS"

     (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor collateral agent, in each case as permitted under the Loan Documents). Except as above provided, the Company will not allow the name of any Person other than the Company to be placed on any Airframe, any Engine, any Propeller or on any Spare Engine as a designation that might be interpreted as a claim of ownership or of any rights therein.

     (d) Substitution of Engines/Propellers. The Company may at any time, at its sole cost and expense, replace any Engine, any Propeller or any Spare Engine subjected to the Lien hereof by causing an Acceptable Alternate Engine or an Acceptable Alternate Propeller, as the case may be, to be substituted for such Engine, Propeller or Spare Engine, as the case may be, hereunder in accordance with the provisions of Section 3.01(b) hereof to the same extent as if an Event of Loss has occurred with respect to such Engine, such Propeller or such Spare Engine.

     (e) Additional Aircraft-related Collateral. The Company may at any time, at its sole cost and expense, subject additional airframes, engines and propellers to the Lien of the Security Documents by entering into any one or more Security Agreement Supplements and otherwise complying with the terms of Section 5.14 of the Loan Agreement with respect to such additional collateral.

     Section 2.02 Replacement and Pooling of Parts; Alterations, Modifications and Additions.

     (a) Replacement of Parts. The Company, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 2.02(c). All replacement Parts shall be owned by the Company free and clear of all Liens (except Permitted Liens, pooling arrangements permitted by Section 2.02(b) hereof and replacement Parts temporarily installed on an emergency basis) and shall be in as good an operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from any Airframe, any Engine, any Propeller or any Spare Engine shall remain the property of the Company and subject to the Lien of the Security Documents, no matter where located, until such time as such Parts shall be replaced by Parts which meet the requirements for replacement Parts specified above as certified to the Collateral Agent by an Officer's Certificate from the Company. Immediately upon any replacement Part becoming incorporated or installed in or attached to any Airframe, any Engine, any Propeller or any Spare Engine, without further act (subject only to Permitted Liens and any pooling arrangement permitted by Section 2.02(b) hereof and except any replacement Part temporarily installed on an emergency basis), (i) such replacement Part shall become the property of the Company and subject to the Lien of the Security Documents and be deemed a Part for all purposes hereof to the same extent as the Part originally incorporated or installed in or attached to such Airframe, such Engine, such Propeller or such Spare Engine and (ii) the replaced Part shall be free and clear of all rights of the Collateral Agent and shall no longer be deemed a Part or Spare Part hereunder.

     (b) Pooling of Parts. Any Part removed from any Airframe, any Engine, any Propeller or any Spare Engine as provided in Section 2.02(a) hereof may be subjected by the Company (or any Permitted Lessee) to a pooling arrangement of the type which is permitted by clause (A) of Section 2.01(b)(i) hereof; provided, that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe, Engine, Propeller or Spare Engine in accordance with Section 2.02(a) as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to an Airframe, an Engine, a Propeller or a Spare Engine in accordance with such Section may be owned by any third party subject to such a pooling arrangement, provided, that the Company (or any Permitted Lessee), at its expense, as promptly thereafter as practicable, either (i) causes such replacement Part to become subject to the Lien of the Security Documents, free and clear of all Liens other than Permitted Liens or (ii) replaces such replacement Part with a further replacement Part owned by the Company (or any Permitted Lessee) which shall become the property of the Company and subject to the Lien of the Security Documents, free and clear of all Liens other than Permitted Liens.

     (c) Alterations, Modifications and Additions. The Company, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Airframes, Engines, Propellers and Spare Engines as may be required to be made from time to time so as to comply with any law, rule, regulation or order of any regulatory agency or body of any jurisdiction in which any Aircraft may then be registered; provided, however, that the Company or any Permitted Lessee may, in good faith, and by appropriate proceedings contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect the Collateral Agent, the Board or any Lender or any of their respective legal and economic interests in or to such Airframe, Engine, Propeller or Spare Engine, or subject any such Person to risk of any material civil or any criminal penalties or involve any material risk of loss or forfeiture of title to such Aircraft, Engine, Propeller or such Spare Engine. In addition, the Company (or any
Permitted Lessee), at its own expense, may from time to time make such alterations and modifications in and additions to any Airframe, any Engine, any Propeller or any Spare Engine as the Company (or any Permitted Lessee) may deem desirable in the proper conduct of its business, including removal of Parts which the Company (or any Permitted Lessee) deems to be obsolete or no longer suitable or appropriate for use on such Airframe, such Engine, such Propeller or such Spare Engine (such parts, "Obsolete Parts"); provided that no such alteration, modification, removal or addition impairs the condition or airworthiness of such Airframe, such Engine, such Propeller or such Spare Engine, or materially diminishes the value or utility of such Airframe, such Engine, such Propeller or such Spare Engine below the condition, airworthiness, value or utility thereof immediately prior to such alteration, modification, removal or addition assuming such Airframe, such Engine, such Propeller or such Spare Engine was then in the condition required to be maintained by the terms of this Security Agreement. In addition, the value (but not the utility, condition or airworthiness) of any Airframe, any Engine, any Propeller or any Spare Engine may be reduced by the value, if any, of Obsolete Parts which shall have been removed so long as the aggregate value of all Obsolete Parts which shall have been removed and not replaced shall not exceed the Obsolete Parts Cap. All Parts incorporated or installed in or attached or added to an Airframe, an Engine, a Propeller or a Spare Engine as the result of such alteration, modification or addition (except those parts which are excluded from the definition of Parts or which may be removed by the Company pursuant to the next sentence) (the "Additional Parts") shall, without further act, become subject to the Lien of the Security Documents. Notwithstanding the foregoing sentence, the Company (or any Permitted Lessee) may, at its own expense, so long as no Event of Default shall have occurred and be continuing, remove or suffer to be removed any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to such Airframe, any Engine, any Propeller or any Spare Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to any Airframe, any Engine, any Propeller or any Spare Engine pursuant to the first sentence of this paragraph (c) and (iii) can be removed from such Airframe, such Engine, such Propeller or such Spare Engine without diminishing the condition, airworthiness, value or utility of the Airframe, such Engine, such Propeller or such Spare Engine which such Airframe, such Engine, such Propeller or such Spare Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal thereof as provided above, such Additional Part shall no longer be deemed to be subject to the Lien of the Security Documents or part of the Airframe, Engine, Propeller or Spare Engine from which it was removed.

     (d) Certain Matters Regarding Passenger Convenience Equipment. The Company may at any time and from time to time install on any Airframe, subject to the requirements of Section 2.02(c) above, Passenger Convenience Equipment that is
(i) owned by another Person and leased to the Company, (ii) sold to the Company by another Person subject to a conditional sale contract or other retained security interest, (iii) leased to the Company pursuant to a lease which is subject to a security interest in favor of another Person or (iv) installed on the applicable Aircraft subject to a license granted to the Company by another Person, and in any such case (A) the Collateral Agent will not acquire or claim, as against any such other Person, any right, title or interest in any such Passenger Convenience Equipment solely as a result of its installation on such Airframe, (B) the Company shall notify such Person of Collateral Agent's interest in such Aircraft, and (C) the Company shall procure that, upon the occurrence of any default under the applicable lease, conditional sale agreement, security agreement or license, such Person shall not be entitled to repossess such Passenger Convenience Equipment unless it shall, in connection with such repossession, undertake to restore such Aircraft to the condition it had been in had the installation of such Passenger Convenience Equipment not occurred.

     Section 2.03 Pledged Spare Parts Use, Possession and Designated  Locations.

     (a) The Company shall have the right, at any time and from time to time at its own cost and expense, without any release from or consent by the Collateral Agent, to deal with the Pledged Spare Parts in any manner consistent with the Company's ordinary course of business, including without limitation any of the following:

     (i) to incorporate in, install on or attach or make appurtenant to any aircraft, engine or Appliance leased to or owned by the Company (whether or not subject to any Lien) or any Pledged Spare Part, free from the Lien of the Security Documents;

     (ii) to dismantle any Pledged Spare Part that has become worn out or obsolete or unfit for use, and to sell or dispose of any such Pledged Spare Part or any salvage resulting from such dismantling, free from the Lien of the Security Documents; and

     (iii) to transfer any or all of the Pledged Spare Parts located at one or more Designated Locations to one or more other Designated Locations.

     (b) Without the prior consent of the Collateral Agent, the Company will not sell, lease, transfer or relinquish possession of any Pledged Spare Part to anyone other than the Company, except as permitted by the provisions of this
Section 2.03 and except that the Company shall have the right in the ordinary course of business, (i) to transfer possession of any Pledged Spare Part to the Manufacturer thereof or any service provider for testing, overhaul, repairs, maintenance, alterations or modifications purposes or (ii) to subject any Pledged Spare Part to an interchange or pooling, exchange, borrowing or maintenance servicing arrangement customary in the airline industry and entered into in the ordinary course of business; provided, however, that if the Company's title to any such Pledged Spare Part shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Pledged Spare Part subject to the provisions of
Section 3.01(c).

     (c) The Company shall maintain and keep the Pledged Spare Parts at one or more of the Designated Locations, except as otherwise permitted under this
Section 2.03. If any Pledged Spare Part, at any time and for any reason, is located at any other than a Designated Location or if the Company wishes to subject additional Qualified Spare Parts to the Lien of the Security Documents and such Qualified Spare Parts are not located at any Designated Location, the Company will promptly furnish to the Collateral Agent the following:

     (i) a Security Agreement Supplement (Pledged Spare Parts) duly executed by the Company, identifying each location that is to become a Designated Location and specifically subjecting the Pledged Spare Parts at such location to the Lien of the Security Documents;

     (ii) a legal opinion from counsel (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent), dated the date of execution of said Security Agreement Supplement (Pledged Spare Parts), stating that said Security Agreement Supplement (Pledged Spare Parts) has been duly filed for recording in accordance with the provisions of the Federal Aviation Act, and either: (A) no other filing or recording is required in any other place within the United States in order to perfect the Lien of the Security Documents on the Qualified Spare Parts held at the Designated Locations specified in such Security Agreement Supplement (Pledged Spare Parts) under the laws of the United States, or (B) if any such filing or recording shall be required that said filing has been accomplished in such other manner and places, which shall be specified in such legal opinion, as are necessary to perfect the Lien of the Security Documents; and

     (iii) an Officer's Certificate stating that in the opinion of the officer executing the Officers' Certificate, all conditions precedent provided for in this Security Agreement relating to the subjection of such property to the Lien of the Security Documents have been complied with.

     The Company shall, on an ongoing basis, effect any filings or recordings (or amend any existing filings or recordings) which are necessary or desirable to perfect the security interest of the Collateral Agent in the Qualified Spare Parts which are being subjected to the Lien hereof in accordance with this
Section 2.03 and shall promptly deliver copies of any such filings or recordings to the Collateral Agent.

     Section 2.04 Insurance.

     (a) Public Liability and Property Damage Insurance. (i) Except as provided in clause (ii) of this Section 2.04(a), and subject to self-insurance to the extent permitted by Section 2.04(e) hereof at all times, the Company will carry or cause to be carried with respect to each Aircraft and each Spare Engine at its or any Permitted Lessee's expense (A) comprehensive airline liability (including, without limitation, passenger, contractual, bodily injury, and property damage liability and product liability) insurance (exclusive of Manufacturer's product liability insurance), (B) cargo liability insurance and
(C) war risk liability insurance in each case (I) in an amount per occurrence not less than the greater of (x) the amounts of comprehensive airline liability insurance from time to time applicable per occurrence to aircraft and engines owned or leased and operated by the Company of the same type as such Aircraft and such Spare Engines and (y) the Minimum Liability Insurance Amount, (II) of the same type (subject, however, to Section 2.04(h)) and covering at least the same risks as from time to time are applicable to aircraft and engines owned or leased and operated by the Company of the same type as such Aircraft and such Spare Engines, and (III) which is maintained in effect with insurers (or reinsurers) of nationally or internationally recognized reputation and reasonably believed to be financially sound.

     (ii) During any period that an Airframe, Engine, Propeller or Spare Engine, as the case may be, is on the ground and not in operation, the Company may carry or cause to be carried as to such non-operating property, in lieu of the insurance required by clause (i) above, and subject to the self-insurance to the extent permitted by Section 2.04(e) hereof, insurance by insurers of recognized reputation and reasonably believed to be financially sound otherwise conforming with the provisions of clause (i) except that (A) the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance from time to time applicable to property owned or leased by the Company of the same type as such non-operating property and which is on the ground and not in operation; and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to property owned or leased by the Company of the same type as such non-operating property and which is on the ground and not in operation.

     (iii) The Company will carry or cause to be carried at all times comprehensive airline liability insurance, including, without limitation, property damage liability insurance with respect to the Pledged Spare Parts and Pledged Equipment, which is (A) of amount and scope as may be customarily maintained by similar corporations engaged in the same or similar business and similarly situated as the Company for property similar to the Pledged Spare Parts and Pledged Equipment, (B) maintained in effect with insurers (or reinsurers) of nationally or internationally recognized reputation and reasonably believed to be financially sound and (C) with such retentions as the Company customarily maintains (provided, however, that any self-insurance retention or deductible shall not exceed $1,000,000 per occurrence).

     (b) Insurance Against Loss or Damage to an Aircraft, a Spare Engine, etc.

     (i) With respect to Aircraft only, subject to the provisions of Section 2.04(e) hereof permitting self-insurance, the Company shall maintain or cause to be maintained in effect, at its or any Permitted Lessee's expense, with insurers of recognized reputation and reasonably believed to be financially sound (A) "all-risk" aircraft hull insurance covering each Aircraft, (B) "all-risk" coverage of Spare Engines, Engines, Propellers and Parts (while such Spare
Engines, Engines, Propellers and Parts are temporarily removed from such Aircraft and not replaced by similar components) and (C) "all-risk" coverage with respect to Pledged Spare Parts and Pledged Equipment, in such forms and amounts and with such retentions as the Company customarily maintains with respect to similar property owned or operated by the Company (provided, however, that any self-insurance retention or deductible shall not exceed $1,000,000 per occurrence); provided, that such insurance shall at all times while such Aircraft and Spare Engines are subject to the Security Documents be for an amount (taking into account self-insurance to the extent permitted by Section 2.04(e) hereof) not less than the Insured Amount for such Aircraft and Spare Engines. In the case of a loss with respect to an engine (other than an Engine or Spare Engine) or propeller (other than a Propeller) installed on any Airframe, the Collateral Agent shall, subject to Section 2.6(c) of the Loan

Agreement, as promptly as practicable remit any payment made to it of any insurance proceeds in respect of such loss to the Company or any other third party identified, to the Collateral Agent by the Company in an Officer's Certificate, entitled to receive such proceeds.

     (ii) All losses will be adjusted by the Company (giving due regard to the interest of the Collateral Agent) with the insurers; provided, however, that during a period when any Specified Default or Event of Default shall have occurred and be continuing, the Company shall not agree to any such adjustment without the prior written consent of the Collateral Agent. As between the Collateral Agent and the Company, it is agreed that all proceeds of insurance maintained in compliance with the preceding paragraph and received as the result of the occurrence of an Event of Loss will be applied in accordance with Section 3.01.

     (c) War-Risk, Hijacking and Related Perils Insurance.

     (i) The Company shall at all times maintain hull coverage, in an amount not less than the Insured Amount for each Aircraft and Spare Engine, for war risk, hijacking and related perils at least as broad as Lloyd's of London Form LSW555B as in effect on the date hereof, or its substantive equivalent as reasonably determined by the Collateral Agent (such determination to be made after consultation with the Company's insurance broker).

     (ii) At all times when Section 2.04(a)(ii) shall not apply, the Company shall maintain or cause to be maintained world-wide liability coverage of war-risk, hijacking and related perils insurance at least as broad as AVN 52D as in effect on the date hereof, or its substantive equivalent as reasonably determined by the Collateral Agent (such determination to be made after consultation with the Company's insurance broker) in an amount, subject to the provisions of Section 2.04(e), not less than the Minimum Liability Insurance Amount.

     (d) Reports, Certificates, etc. The Company will furnish, or cause to be furnished, to the Collateral Agent on or before the Closing Date, and each annual renewal of the applicable insurances, (i) a report, signed by an authorized representative of Aon Risk Services, Inc. or any other independent firm of insurance brokers reasonably acceptable to the Collateral Agent which brokers may be regularly retained by the Company (the "Insurance Brokers"), describing in reasonable detail the hull and liability insurance (and property insurance for detached engines, parts and other items) then carried and maintained with respect to the Collateral and stating the opinion of such firm that (A) such insurance complies with the terms hereof, (B) all premiums in connection with such insurance then due have been paid and (C) such insurance together with any self-insurance permitted hereby provides coverages against risks that are customarily insured against by Certificated Air Carriers and that such coverages are in substantially similar forms, are of such types and have limits as are customarily carried by Certificated Air Carriers; and (ii) a certificate of insurance evidencing the due compliance with the terms of this
Section 2.04 relating to insurance with respect to the Collateral. The Company will cause such Insurance Broker to agree to advise the Collateral Agent in writing of any default in the payment of any premium and of any act or omission on the part of the Company of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the applicable Collateral and to advise the Collateral Agent in writing at least thirty (30) days (twenty (20) days in the case of lapse for nonpayment of premiums and seven
(7) days in the case of war risk and allied perils coverage) prior to the cancellation (but not expiration), lapse for non-payment of premium or material adverse change of any insurance maintained pursuant to this Section 2.04; provided that if the notice period specified above is not reasonably obtainable, the Company will cause the Insurance Broker to provide for as long a period of prior notice as shall then be reasonably obtainable. In addition, the Company will also cause such Insurance Broker to deliver to the Collateral Agent on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by the Company to the Collateral Agent on the Closing Date except for changes in the report or the coverage consistent with the terms hereof. In the event that the Company shall fail to maintain or cause to be maintained insurance as herein provided, the Collateral Agent may, at its sole option, but shall be under no duty to, procure such insurance on behalf of the Company and, in such event, the Company shall, upon demand, reimburse the Collateral Agent for the cost thereof to the Collateral Agent, together with interest on such cost at the Overdue Rate from the date of such payment by the Collateral Agent to the date of reimbursement without waiver of any other rights the Collateral Agent may have; provided, however, that no exercise by the Collateral Agent of said option shall affect the provisions of this Security Agreement or the other Loan Documents, including the provisions that failure by the Company to maintain the prescribed insurance shall constitute an Event of Default. Upon receipt of any notices or reports, the Collateral Agent shall as promptly as practicable forward copies of the same to the Agent, the Loan Administrator, the Board, each of the Lenders and each of the Participants. The Collateral Agent shall have no responsibility for independently verifying the accuracy or completeness of any information contained in any report or certificate provided by the Insurance Brokers.

     (e) Self-Insurance. The Company (but no Permitted Lessee) may self-insure the risks required to be insured against pursuant to this Section 2.04 under a program applicable to all aircraft (whether owned or leased) in the Company's fleet, but in no case shall the aggregate amount of such self-insurance in regard to Sections 2.04(a) and 2.04(b) hereof exceed for any calendar year, with respect to all of the aircraft (whether owned or leased) in the Company's fleet (including, without limitation, the Aircraft) $2,500,000. In addition to the foregoing right to self-insure, the Company (and any Permitted Lessee) may self-insure, to the extent of any applicable mandatory minimum per aircraft (or, if applicable, per annum or other period) the hull or liability insurance deductible imposed by the aircraft hull or liability insurer, which are commensurate with the standard deductibles in the aircraft insurance industry.

     (f) Additional Insurance by the Company. The Company (and, if applicable, any Permitted Lessee) may at its own expense carry insurance with respect to its interest in the Aircraft, Engines, Propellers, Spare Engines and Pledged Spare Parts in amounts in excess of that required to be maintained by this Section 2.04; provided, however, that such insurance does not prevent the Company (or such Permitted Lessee) from carrying the insurance required or permitted by this
Section 2.04 or adversely affect such insurance or the cost thereof; and provided, further, that the proceeds of such insurance shall be subject to
Section 2.6(c) of the Loan Agreement.

     (g) Indemnification by Government in Lieu of Insurance. Notwithstanding any provisions of this Section 2.04 requiring insurance, the Collateral Agent agrees to accept, in lieu of insurance against any risk with respect to the Aircraft or Spare Engines, indemnification from, or insurance provided by, the United States

Government, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Company (or any Permitted Lessee) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 2.04 (taking into account self-insurance permitted by Section 2.04(e) hereof). Any such indemnification or insurance provided by the United States Government shall provide substantially similar protection as the insurance required by this Section 2.04. The Company shall furnish to the Collateral Agent, in advance of attachment of such indemnity or insurance, an Officer's Certificate stating that such indemnification or insurance complies with the preceding sentence, and promptly following such attachment, an Officer's Certificate confirming in reasonable detail the amount and scope of such indemnification or insurance and an FAA Certificate of Insurance confirming that such insurance has been obtained from the United States Government in compliance with this Section 2.4.

     (h) Terms of Insurance Policies. Any policies carried in accordance with Sections 2.04(a) through 2.04(c) hereof covering the applicable Collateral, and any policies taken out in substitution or replacement for any such policies, (i) shall name the Additional Insureds as additional insureds and, for purposes of Sections 2.04(b), 2.04(c)(i) and 2.04(i), the Collateral Agent as sole loss payee, as their respective interests may appear (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in Section 2.04(e) hereof,
(iii) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of any Additional Insured, such lapse, cancellation or change shall not be effective as to any Additional Insured for thirty (30) days (twenty (20) days in the case of lapse for non-payment of premiums and seven (7) days in the case of war risk and allied perils coverage) after receipt by such Additional Insured of written notice by such insurers of such lapse, cancellation or change; provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (iv) shall provide that in respect of the respective interests of each Additional Insured in such policies the insurance shall not be invalidated by any action or inaction of the Company (or any Permitted Lessee) or any other Person and shall insure the respective interests of the Additional Insureds, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company (or any Permitted Lessee) or by any other Person, (v) shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured, (vi) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each Additional Insured,
(vii) shall waive any right of the insurers to set-off, recoupment or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured, (viii) in the case of hull insurance policies carried in accordance with this Section 2.04, shall name the Collateral Agent as sole loss payee in accordance with the provisions of clause
(ix), (ix) shall provide that in the event of a loss involving an Aircraft, Airframe, Engine, Propeller or Spare Engine the proceeds in respect of such loss for such Aircraft, Airframe, Engine, Propeller or Spare Engine shall be payable to the Collateral Agent and shall be applied in accordance with Section 2.6(c) of the Loan Agreement), (x) shall waive any right of the insurers to subrogation against any Additional Insured, and (xi) shall provide for a 50/50 claims settlement per AVS 103 or its equivalent.

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

     (i) Application of Payments During Existence of a Specified Default or an Event of Default. Any amount referred to in this Section 2.04 which is payable to or retainable by the Company (or any Permitted Lessee) shall not be paid to or retained by the Company (or any Permitted Lessee) if at the time of such payment or retention a Specified Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Collateral Agent and applied against the obligations of the Company under the Loan
Documents. At such time as there shall not be continuing any such Specified Default or Event of Default, such amount shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence. Prior to remitting any such funds to the Company, the Collateral Agent shall be authorized to request and receive an Officer's Certificate from the Company certifying that no Specified Default or Event of Default has occurred and is continuing.

     Section 2.05 Inspection. (a) At reasonable times not more often than once in any twelve (12) month period, and upon at least ten (10) days prior written notice to the Company (provided, however, that if a Specified Default or Event of Default shall have occurred and be continuing, any such inspection shall be at reasonable times without any limit on the number of times and upon at least three (3) Business Days' prior written notice to and at the expense of the Company), the Collateral Agent or the Board or their respective authorized representatives may inspect the Aircraft, Spare Engines and Pledged Spare Parts and inspect and make copies of the books and of the Company and any Permitted Lessee required to be maintained by the FAA or other applicable regulatory agency or body (at the Company's risk and expense). Any such inspection of any Aircraft, any Spare Engine or any Pledged Spare Part shall be subject to the Company's (or any Permitted Lessee's) safety and security rules applicable at the location of such Collateral and, so long as no Specified Default of Event of Default shall have occurred and be continuing, no exercise of such inspection right shall interfere with the normal operation or maintenance of such Collateral by, or the normal business operations of, the Company (or any Permitted Lessee). Neither the Collateral Agent nor the Board shall have any duty to make any such inspection and shall incur no liability or obligation by reason of not making any such inspection.

     (b) The Collateral Agent may by written notice to the Company request notice of the next scheduled heavy maintenance visit of any Aircraft and the Company shall permit observation of such visit subject to the terms and conditions set forth above.

     Section 2.06 UCC Collateral. The Company shall:

     (a) upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, promptly (i) notify each Account Debtor in respect of the Pledged Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee (it being understood and agreed that the foregoing shall not limit the rights of the Collateral Agent upon the occurrence and during the continuance of an Event of Default to so notify the Account Debtors without giving prior notice to or making a demand upon the Company including, without limitation, any notices required to be given under the Anti-Assignment Act (41 U.S.C. ss. 15 and 31 U.S.C. ss. 3727)) and (ii) transfer to the Collateral Agent or its designee all funds received by it from or on behalf of an Account Debtor in respect of the Pledged Accounts (it being acknowledged and agreed that the Company shall be deemed to be holding all such funds as trustee for the Collateral Agent and, as such, shall not commingle such funds with other funds of the Company);

     (b) upon the acquisition after the date hereof by the Company of any additional or replacement Pledged Equipment covered by a certificate of title or ownership, cause the Collateral Agent to be listed as the lienholder on such certificate of title and take such other steps as may be required under the law applicable to perfection of a security interest in such property to perfect such security interest, and within thirty (30) days of the acquisition thereof deliver evidence of the same to the Collateral Agent;

     (c) (i) keep full and accurate books and records relating to the UCC Collateral, including, without limitation, a current and complete list of all Account Debtors obligated on any of the Pledged Accounts, along with their respective names, addresses, telephone numbers, account or other identification numbers and the balance and aging of their respective Pledged Accounts, copies of which list the Company shall deliver to the Collateral Agent promptly after the end of each fiscal quarter of the Company and as soon as practicable following the Collateral Agent's request, and (ii) stamp or otherwise mark such books and records in such manner as may be required to perfect the security interest in such Collateral or at the request of the Collateral Agent in order to reflect the security interests granted by this Security Agreement;

     (d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect the Pledged Equipment and to inspect and make abstracts from its books and records pertaining to the UCC Collateral, and permit representatives of the Collateral Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the UCC Collateral, and forward copies of any notices or communications received by the Company with respect to the UCC Collateral, all in such manner as may be deemed necessary or advisable;

     (e) if it wishes to subject any additional Accounts, Equipment or other Goods to the Lien of the Security Documents, at its sole cost and expense, amend or supplement this Agreement to include such Accounts, Equipment or other Goods (which amendment or supplement shall constitute a "Security Agreement Supplement" under the Loan Agreement), and the Collateral Agent shall take, and the Company shall authorize the Collateral Agent to take (to the extent such authorization is necessary or required), at the Company's sole cost and expense such action (including, without limitation, filing UCC financing statements and the provision of requisite notices of assignment pursuant to applicable law and the terms and conditions of any military charter contracts renewed or entered into after the Closing Date) that may be deemed necessary or desirable in order to perfect and protect the security interest to be created in such Accounts or Goods and the Company shall otherwise comply with the terms of Section 5.14 of the Loan Agreement with respect to such additional collateral;

     (f) use commercially reasonable efforts to cause to be collected from its Account Debtors, as and when due all amounts owing under or on account of each of its Pledged Accounts (including, without limitation, Pledged Accounts which are delinquent, which shall be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Pledged Accounts;

     (g) keep the UCC Collateral (as applicable) in good working order and repair, ordinary wear and tear excepted, and not use such Collateral in violation of law or any policy of insurance thereon;

     (h) not change (i) its name, identity or corporate structure in any manner,
(ii) the location of its chief executive office or (iii) its jurisdiction of organization in any manner unless it shall have given the Collateral Agent at least thirty (30) days' prior written notice thereof; and

     (i) not change the location of any UCC Collateral owned by it if such change would cause the security interests of the Collateral Agent in such Collateral to lapse or cease to be perfected.

     Section 2.07 Liens. The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Collateral, except Permitted Liens. The Company shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien (other than a Permitted Liens) arising at any time.

     Section 2.08 Performance. The Company shall perform and observe all of its agreements, covenants and obligations contained in the Loan Agreement and the Notes, all of which are hereby incorporated by reference herein.

     Section 2.09 Further Assurances. The Company agrees that it will promptly correct any defect or error that may be discovered in any document delivered in connection with the Security Documents to which it is a party or in the execution, acknowledgment or recordation thereof.

                                    ARTICLE 3

                                  EVENT OF LOSS

     Section 3.01 (a) Event of Loss with Respect to an Aircraft.

     (i) Upon the occurrence of an Event of Loss with respect to any Airframe or any Airframe and the Engines, Propellers, Spare Engines and/or engines then installed on any Airframe, the Company shall:

     (A) forthwith (and in any event, within five (5) Business Days after such occurrence) give the Collateral Agent written notice of such Event of Loss; and

     (B) not later than the earlier of (x) 60 days after the occurrence of such Event of Loss or (y) the fifth (5th) Business Day following notification to the Company of receipt by the loss payee of the insurance proceeds with respect to such Event of Loss, give the Collateral Agent written notice of its election to perform one of the following options (it being understood that the failure to give such notice shall be deemed to be an election of the option set forth in subclause (1) below):

     (1) Not later than the earlier of (x) the Business Day next succeeding the one hundred eightieth (180th) day following the occurrence of such Event of Loss or (y) the first Interest Payment Date that is at least three (3) Business Days after receipt by the loss payee of the insurance proceeds with respect to such Event of Loss (but not earlier than the first Business Day next succeeding the thirtieth (30th) day following the occurrence of such Event of Loss) (the applicable day being the "Loss Payment Date"), the Company shall, to the extent not paid to the Collateral Agent as insurance proceeds, pay or cause to be paid to the Collateral Agent the insurance proceeds in respect of such Event of Loss. Upon receipt of the insurance proceeds from the Company or the relevant insurance provider, the Collateral Agent shall apply such insurance proceeds on behalf of the Company as a prepayment in accordance with Section 2.6(c) of the Loan Agreement. If such insurance proceeds are less than the Insured Amount, the Company shall pay or cause to be paid to the Collateral Agent the difference between the Insured Amount and the amount of such proceeds; or

     (2) Not later than the Business Day next succeeding the one hundred eightieth (180th) day following the occurrence of such Event of Loss, the Company shall substitute an aircraft (together with engines and, if applicable, propellers installed thereon) in accordance with the terms hereof subject to the provisions of Section 2.6(c) of the Loan Agreement, provided that if (x) a Specified Default or Event of Default shall have occurred and be continuing as of such election date or (y) the Company shall have elected to make a substitution under this clause (2) and shall fail for any reason to make such substitution in accordance with the terms hereof, then the Company shall make the payments required by clause (1) above on such date.

     (ii) At such time as the Company shall have complied fully with the provisions of clause (1) above, the Collateral Agent shall release from the Lien of the Security Documents such Aircraft by executing and delivering to the Company all documents and instruments, prepared at the Company's sole cost and expense, as the Company may reasonably request to evidence such release.

     (iii) The Company's right to substitute any Replacement Airframe, Replacement Engine and Replacement Propeller as provided in Clause (B)(2) of
Section 3.01(a)(i) shall be subject to the fulfillment, at the Company's sole cost and expense, of the following conditions precedent:

     (A) on the date when any Replacement Airframe, Replacement Engine and Replacement Propeller is subjected to the Lien of the Security Documents (such date being referred to in this Section 3.01 as the "Replacement Closing Date"), the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall have been delivered by the Company to the Collateral Agent:

     (I)  a  Security  Agreement   Supplement   (Aircraft)  covering  each  such
Replacement Airframe, Replacement Engine and Replacement Propeller shall have been duly filed for recordation pursuant to the Federal Aviation Act or such other applicable law of such jurisdiction other than the United States in which each such Replacement Airframe, Replacement Engine and Replacement Propeller is to be registered in accordance with Section 2.01(a)(iii), as the case may be; and

     (II)  UCC  financing  statements  (and  any  similar  statements  or  other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which each such Replacement Airframe, Replacement Engine and Replacement Propeller, may be registered in accordance with Section 2.01(a)(iii)) as may be necessary or advisable to protect the security interests of the Collateral Agent in each such Replacement Airframe, Replacement Engine and Replacement Propeller;

     (B) each Replacement Airframe shall be one or more airframes, shall be of the same Manufacturer and type as the Aircraft (unless consented to by the Collateral Agent) and shall have been manufactured by the Manufacturer in or after the year that the Aircraft subject of the Event of Loss was manufactured and each Replacement Engine shall be the engine applicable to such airframe or airframes, as the case may be, of the same Manufacturer and type as the Engine to be replaced and each Replacement Propeller shall be the propeller applicable to such engine or engines, as the case may be, of the same Manufacturer and type as the Propeller to be replaced and the Collateral Agent shall have received an Appraisal Report from an Appraiser of each such Replacement Airframe,
Replacement Engine and Replacement Propeller, dated within ten (10) Business Days of the Replacement Closing Date, evidencing that such Replacement Airframe, Replacement Engine or Replacement Propeller, as the case may be, is of at least the same value as the original Airframe, Engine or Propeller, as the case may be, at the time of replacement (assuming the original Airframe, Engine or Propeller, as the case may be, was in the condition and state of repair required by this Security Agreement);

     (C) the Collateral Agent shall have received satisfactory evidence as to the compliance with Section 2.04 with respect to each such Replacement Airframe, Replacement Engine and Replacement Propeller;

     (D) the Collateral Agent, at the expense of the Company, shall have received (acting directly or by authorization to its special counsel) (I) an opinion of counsel to the Company (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent), addressed to the Collateral Agent, to the effect that each Replacement Airframe, Replacement Engine and Replacement Propeller, if any, has been made subject to the Lien of the Security Documents, that all required action has been taken in order to maintain, and such action shall maintain, the effectiveness, perfection and priority (to the extent the same existed immediately prior to the occurrence of such Event of Loss, assuming the Company was in compliance with all relevant terms hereof) of the security interests in each such Airframe, Engine and Propeller and title thereto created by this Security Agreement and that, except as may have been effected by a change in law, the protections afforded to the Collateral Agent by Section 1110 of the Bankruptcy Code will not be less than such protections immediately prior to the occurrence of such Event of Loss (assuming the Company was in compliance with all relevant terms hereof) and (II) an opinion of qualified FAA counsel (or counsel in any jurisdiction outside the United States where the Aircraft may be registered in accordance with Section 2.01(a)(iii)) (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent), addressed to the Collateral Agent, as to, in the case of FAA counsel, the due recordation of the Security Agreement Supplement (Aircraft) and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Collateral Agent in each such Replacement Airframe, Replacement Engine and Replacement Propeller or, in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes;

     (E) the representation contained in Section 4.6 of the Loan Agreement with respect to each such Replacement Airframe, Replacement Engine and Replacement Propeller shall be true and correct; and

     (F) the Collateral Agent shall have received an Officer's Certificate of the Company stating that all conditions precedent provided for in this Section 3.01(a) relating to such replacement have been complied with and representing that any such Replacement Engine or Replacement Propeller is an Acceptable Alternate Engine or Acceptable Alternate Propeller, as applicable, and authorizing the Collateral Agent to rely on such Officer's Certificate.

     (iv) Upon satisfaction of all conditions to such substitution, (A) the Collateral Agent shall execute and deliver to the Company such documents and instruments, prepared by the Company at the Company's sole cost and expense, as the Company shall reasonably request to evidence the release of each such replaced Airframe, Engine, Propeller or Spare Engine from the Lien of the Security Documents, (B) the Collateral Agent shall assign to the Company all claims it may have against any other Person relating to any Event of Loss giving rise to such substitution and (C) subject to Section 2.6(c) of the Loan Agreement, the Company shall receive all insurance proceeds and proceeds in respect of any Event of Loss giving rise to such replacement. For all purposes hereof, the property so substituted shall be deemed to be subjected to the Lien of the Security Documents and shall be deemed an "Aircraft", "Airframe", "Engine" or "Propeller", as the case may be, as defined herein.

     (b) Event of Loss with Respect to an Engine, a Propeller or Spare Engine.

     (i) Upon the occurrence of an Event of Loss with respect to an Engine or a Propeller under circumstances in which there has not occurred an Event of Loss with respect to an Airframe to which such Engine or Propeller was attached, or an Event of Loss with respect to a Spare Engine not installed on any Airframe, the Company shall forthwith (and in any event, within five (5) Business Days after such occurrence) give the Collateral Agent written notice thereof and shall, within one hundred and eighty (180) days after the occurrence of such Event of Loss, substitute an Acceptable Alternate Engine or Acceptable Alternate Propeller, as the case may be, free and clear of all Liens (other than Permitted Liens) and cause such Acceptable Alternate Engine or Acceptable Alternate Propeller, as the case may be, to be subjected to the Lien of the Security

Documents. The Company's right to make a replacement hereunder shall be subject to the fulfillment (which may be simultaneous with such replacement) of the following conditions precedent at the Company's sole cost and expense and the Collateral Agent agrees to cooperate with the Company to the extent necessary to enable it to timely satisfy such conditions:

     (A)  the  following  documents  shall  be  duly  authorized,  executed  and
delivered  by  the  respective  party  or  parties  thereto,   and  an  executed
counterpart of each shall be delivered to the Collateral Agent:

     (I) a Security Agreement Supplement (Engine/Propeller) covering the Replacement Engine or Replacement Propeller, as the case may be, which shall have been duly filed for recordation by the Company pursuant to the Federal Aviation Act (or such other applicable law of the jurisdiction other than the United States in which such Aircraft of which such Engine or Propeller is a part) is registered in accordance with Section 2.01(a)(iii); and

     (II) UCC financing statements covering the security interests created by this Security Agreement (and any similar statements or other documents required to be filed or delivered pursuant to the laws of the jurisdiction in which such Aircraft may be registered) as may be necessary or advisable to perfect the security interests of the Collateral Agent in the Replacement Engine or Replacement Propeller, as the case may be;

     (B) the Company shall cause to be delivered to the Collateral Agent, an opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent) to the effect that the Lien of the Security Documents continues to be in full force and effect, that the Replacement Engine or Replacement Propeller, as the case may be, has duly been made subject to the Lien of the Security Documents, that all required action has been taken in order to maintain, and such action shall maintain, the effectiveness, perfection and priority (to the extent the same existed, immediately prior to the occurrence of such Event of Loss, assuming the Company was in compliance with all relevant terms hereof) of the security interest on such Engine, Propeller or Spare Engine, as applicable, and title thereto created by this Security Agreement and that, except as may have been effected by a change in law, the protections afforded to the Collateral Agent by Section 1110 of the Bankruptcy Code will not be less than such protections immediately prior to the occurrence of such Event of Loss (assuming the Company was in compliance with all relevant terms hereof);

     (C) an opinion of qualified FAA counsel (or counsel in any jurisdiction outside the United States where such Aircraft may be registered in accordance with Section 2.01(a)(iii)) (which opinion and counsel shall be reasonably satisfactory to the Collateral Agent), addressed to the Collateral Agent, as to, in the case of FAA counsel, the due recordation of the Security Agreement Supplement (Engine/Propeller) and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Collateral Agent in the Replacement Engine or Replacement Propeller, as the case may be or in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes;

     (D) the representation contained in Section 4.6 of the Loan Agreement with respect to each such Replacement Engine and Replacement Propeller shall be true and correct; and

     (E) the Company shall deliver to the Collateral Agent an Officer's Certificate stating that in the opinion of such signer, all conditions precedent provided for in this Section 3.01(b) relating to such replacement have been complied with and representing that such alternate engine or alternate propeller is an Acceptable Alternate Engine or Acceptable Alternate Propeller, as applicable, and authorizing the Collateral Agent to rely on such Officer's Certificate.

     (ii) Upon satisfaction of all conditions to such substitution, (x) the Collateral Agent shall execute and deliver to the Company such documents and instruments, prepared at the Company's sole cost and expense, as the Company shall reasonably request to evidence the release of such replaced Engine, replaced Propeller or replaced Spare Engine, as the case may be, from the Lien of the Security Documents, (y) the Collateral Agent shall assign to the Company all claims it may have against any other Person relating to any Event of Loss giving rise to such substitution and (z) subject to Section 2.6(c) of the Loan Agreement, the Company shall receive all insurance proceeds and proceeds in respect of any Event of Loss giving rise to such replacement. For all purposes hereof, each such replacement engine and replacement propeller shall be deemed to be subjected to the Lien of the Security Documents and shall be deemed an "Engine", a "Spare Engine" or a "Propeller", as the case may be.

     (c) Event of Loss with Respect to Pledged Spare Parts. As between the Company and the Collateral Agent, all insurance proceeds received in respect of Pledged Spare Parts, whether as a result of the occurrence of an Event of Loss, or property damage or loss not constituting an Event of Loss, under policies required to be maintained by the Company pursuant to Section 2.04 will be applied in accordance with the provisions of Section 2.6(c) of the Loan Agreement. If either the Collateral Agent or the Company receives a payment of such insurance proceeds in excess of its entitlement pursuant to the preceding sentence, it shall cause such payment to be applied in accordance with Section 2.6(c) of the Loan Agreement.

     (d) Application of Payments from Governmental Authorities for Requisition of Title, etc. Any payments (other than insurance proceeds the application of which is provided for in Section 2.04) received at any time by the Collateral Agent or by the Company from any Governmental Authority or other Person with respect to an Event of Loss, other than a requisition for use by the United States Government or other government of registry of an Aircraft or any instrumentality or agency of any thereof not constituting an Event of Loss, will be applied as follows:

     (i) if payments are received with respect to an Airframe (or an Airframe and any Engine, any Propeller, any Spare Engine or engines or propellers then installed thereon), (A) unless the same are replaced pursuant to clause (B)(2) of Section 3.01(a)(i), such payments shall be paid and applied in accordance with clause (B)(1) of Section 3.01(a)(i); or (B) if such property is replaced pursuant to clause (B)(2) of Section 3.01(a)(i), such payments shall, subject to
Section 2.6(c) of the Loan Agreement, be paid over to or retained by, the Company; provided, that the Company shall have fully performed or, concurrently therewith will fully perform, the terms of Section 3.01(a)(iii) with respect to the Event of Loss for which such payments are made;

     (ii) if such payments are received with respect to an Engine, Propeller or Spare Engine under circumstances contemplated by Section 3.01(b) hereof, such payments shall be paid in accordance with Section 2.6(c) of the Loan Agreement; and

     (iii) if such payments are received with respect to any Pledged Spare Part under circumstances contemplated by Section 3.01(c) hereof, such payments shall be paid in accordance with Section 2.6(c) of the Loan Agreement.

     (e) Requisition for Use of an Aircraft by the United States Government or Government of Registry of an Aircraft. In the event of the requisition for use of any Airframe and the Engines or engines or Propellers or propellers installed on such Airframe by the United States Government or any other government of registry of such Aircraft or any instrumentality or agency of any thereof, the Company shall promptly notify the Collateral Agent of such requisition, and all of the Company's obligations under this Security Agreement with respect to such Aircraft shall continue to the same extent as if such requisition had not occurred. Subject to the rights of the Collateral Agent, upon the occurrence and during the continuance of a Specified Default or Event of Default, all payments received by the Collateral Agent or the Company from such government for the use of such Airframe and Engines or engines or Propellers or propellers shall be paid over to, or retained by, the Company (or, if directed by the Company, any Permitted Lessee).

     (f) Requisition for Use of an Engine, a Propeller or Spare Engine by the United States Government or the Government of Registry of an Aircraft. In the event of the requisition for use of an Engine, a Propeller or Spare Engine by the United States Government or any other government of registry of the applicable Aircraft or any agency or instrumentality of any thereof (other than in the circumstances contemplated by subsection (e)), the Company shall replace (or cause any Permitted Lessee to replace) such Engine, Propeller or Spare Engine hereunder and Collateral Agent and the Company (or Permitted Lessee as the case may be) shall comply with the terms of Section 3.01(b) hereof to the same extent as if an Event of Loss had occurred at the time of such requisition with respect to such Engine, such Propeller or such Spare Engine. Upon compliance with, and subject to the rights of the Collateral Agent pursuant to,
Section 3.01(b) hereof, any payments received by Collateral Agent or the Company from such government with respect to such requisition shall be paid over to, or retained by the Company.

     (g) Application of Payments During Existence of Specified Defaults and Events of Default. Any amount referred to in this Section 3.01 which is payable to or retainable by the Company (or any Permitted Lessee) shall not be paid to or retained by the Company (or any Permitted Lessee) if at the time of such payment or retention a Specified Default or any Event of Default shall have occurred and be continuing, but shall be held by or paid over to Collateral Agent and applied against the obligations of the Company (or such Permitted Lessee) under the Loan Documents. At such time as there shall not be continuing any such Specified Default or Event of Default, such amount shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence. Prior to remitting any such funds to the Company, the Collateral Agent shall be authorized to request and receive an Officer's Certificate from the Company certifying that no Specified Default or Event of Default has occurred and is continuing.

     (h) Treatment of Insurance Proceeds in Accordance with Loan Agreement. Notwithstanding anything to the contrary contained herein, any insurance proceeds and any proceeds received in connection with a requisition of title by any Governmental Authority payable to the Company or the loss payee as a result of an Event of Loss with respect to all or any portion of the Collateral shall be subject to Section 2.6(c) of the Loan Agreement without regard to whether the Company elects pursuant to this Section 3.01 to substitute an aircraft, Replacement Airframe, Replacement Engine, Replacement Propeller, Acceptable Alternate Engine, Acceptable Alternate Propeller, Pledged Spare Parts or other Collateral, as the case may be, in respect of Collateral which has suffered an Event of Loss.

                                    ARTICLE 4

                                    REMEDIES

     Section 4.01 Remedies Available to Collateral Agent.

     (a) For the purpose of enforcing any and all rights and remedies under this Security Agreement, after an Event of Default shall have occurred and so long as such Event of Default shall be continuing: (i) upon the written demand of the Collateral Agent and at the Company's expense, the Company shall promptly deliver possession of any Collateral as the Collateral Agent may so demand to the Collateral Agent or its designee in the manner and condition required by, and otherwise in accordance with all the provisions of, this Security Agreement, or the Collateral Agent at its option may enter upon the premises where all or any part of the Collateral is located and take immediate possession of and remove the same by summary proceedings or otherwise (and at the Collateral Agent's option, store the same at the Company's premises until disposal thereof by the Collateral Agent), all without liability accruing to the Collateral Agent (other than that caused by the Collateral Agent's willful misconduct or gross negligence as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction) for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise; and (ii) the Company shall, at the request of the Collateral Agent, promptly execute and deliver to the Collateral Agent such instruments or other documents as may be necessary or advisable to enable the Collateral Agent or an agent or representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral the possession of which the Collateral Agent shall at the time be entitled to hereunder; provided, that during any period any Aircraft is activated under the Civil Reserve Air Fleet Program in accordance with the provisions of Section 2.01(b)(i)(F) hereof and in the possession of the government of the United States of America or an instrumentality or agency thereof, the Collateral Agent shall not, on account of any Event of Default, be entitled to exercise any of its rights under this Section 4.01 against the Collateral in such manner as to limit the Company's control of the associated Airframe or any Engines installed thereon, unless at least sixty (60) days' (or such lesser period as may then be applicable under the Air Mobility Command program of the United States Government) prior written notice of Default hereunder shall have been given by the Collateral Agent to the Company with a copy addressed to the Contracting Office Representative for the Air Mobility Command of the United States Air Force under the contract with the Company relating to such Aircraft.

     (b) After an Event of Default shall have occurred and so long as such Event of Default shall be continuing, then and in every such case the Collateral Agent, as holder of a security interest in the Collateral may, and when required pursuant to the provisions of Section 7.2 of the Loan Agreement shall, exercise, any or all of the rights and powers and pursue any and all of the remedies accorded to a secured party under the UCC and under any other applicable law, may recover judgment in its own name as Collateral Agent against the Collateral and may take possession of all or any part of the Collateral and may exclude the Company and all Persons claiming under any of them wholly or partly therefrom. Any proceeds received or realized by the Collateral Agent at any time pursuant to the exercise of remedies hereunder shall be promptly transferred by the Collateral Agent to the account of the Agent specified in Section 2.9(a) of the Loan Agreement for application in accordance with the priority of payments set forth in Section 2.9(e) of the Loan Agreement.

     (c) So long as an Event of Default shall have occurred and be continuing, the Collateral Agent may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Company, at least 20 days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of the Collateral, or any part thereof, or interest therein, at public auction or private sale, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Collateral Agent may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) and time designated in the notice above referred to.

     (d) Any such sale may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further notice, and the Collateral Agent or any Lender may bid and become the purchaser at any such sale and each Lender shall be entitled at any public auction sale to credit against any purchase price bid at such public auction sale by such Lender all or any part of any unpaid obligations owing to such Lender secured by the Lien of the Security Documents.

     (e) If an Event of Default has occurred and is continuing, the Collateral Agent shall also be entitled to pursue all or any part of the Collateral wherever it may be found and may enter any of the premises of the Company or any other Person wherever the Collateral may be or be supposed to be and search for the Collateral and take possession of any item of the Collateral pursuant to this Section 4.01(e). The Collateral Agent may, from time to time, at the expense of the Company, make all such expenditures for the collection, maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper. In each such case, the Collateral Agent shall have the right to collect, maintain, use, insure, operate, store, lease, control or manage the Collateral, and to carry on business and exercise all rights and powers of the Company relating to the Collateral as the Collateral Agent shall deem appropriate, including the right to enter into any and all such agreements with respect to the collection, maintenance, use, insurance, operation, storage, leasing, control or management of the Collateral or any part thereof. The Collateral Agent shall be entitled to collect, sue for and receive directly all monies due or to become due, tolls, rents, issues, profits, products, revenues or other income pursuant to this
Section 4.01(e). In accordance with the terms of this Section 4.01(e), such monies due or to become due, tolls, rents, issues, profits, products, revenues and other income shall be applied to pay the expenses of collecting, using, operating, storing, leasing, controlling or managing the Collateral, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Security Agreement, including this Section 4.01(e), as well as just and reasonable compensation for the services of the Collateral Agent, and of all persons properly engaged and employed by the Collateral Agent.

     (f) Subject to Section 4.01(c), the Collateral Agent may proceed to protect and enforce this Security Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the recovery of judgment for the indebtedness secured by the Lien created under this Security Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     (g) Each and every right, power and remedy herein given to the Collateral Agent specifically or otherwise in this Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often in such order as may be deemed expedient by the Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Collateral Agent in the exercise of any right, remedy or power or in pursuing any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.

     (h) Upon and during the continuance of an Event of Default the Collateral Agent shall be entitled to undertake an acceptance of all or a part of the Collateral in satisfaction of all or a specified part of the Obligations pursuant to and in accordance with the provisions of Sections 9-620 and 9-621 of the UCC and, if pursuant to such Sections and after such Event of Default the Company consents to such acceptance, which consent shall not be unreasonably withheld, then the Company shall execute and deliver such deeds of conveyance, assignments and other documents or instruments (including any notices or applications to the FAA or any other Governmental Authority having jurisdiction over the Collateral subject to such conveyance) as shall be reasonably required to effectuate the transfer of such Collateral, together with the certificates, if any, representing the same and any other rights of the Company with respect thereto, to the Collateral Agent or any designee or designees selected by the Collateral Agent.

     Section 4.02 Expenses. The Company agrees that it will upon demand pay to the Collateral Agent:

     (a) the amount of any taxes payable by reason of the Collateral Agent's security interests in respect of the Collateral or to free any of the Collateral from any Lien thereon; and

     (b) the amount of any and all reasonable out-of-pocket expenses, including, but not limited to, any excise, property, transfer, sales and use taxes imposed by any state, federal or other local authority on any of the Collateral, and reasonable fees and disbursements of counsel and of any other experts payable in connection with the enforcement of this Security Agreement after and during the continuance of any Event of Default, including such expenses as are incurred in connection with:

     (i) the collection, sale or other disposition of the Collateral;

     (ii) any action taken by the Collateral Agent to effect compliance on behalf of the Company in respect of a failure by the Company to comply with the provisions of this Security Agreement which results (or is likely to result) in the diminution of the value of the Collateral or the validity, perfection, rank or value of the Collateral Agent's security interest in the Collateral;

     (iii) protecting, storing, warehousing, appraising, insuring, handling, maintaining, shipping, overhauling and repairing the Collateral; or

     (iv) the exercise by the Collateral Agent of any of the rights or powers conferred upon it hereunder.

     Any such amount not paid to the Collateral Agent on demand shall bear interest for each day until paid at a rate per annum equal to the sum of 2% per annum plus the Applicable Tranche A Interest Rate for such day.

     Section 4.03 Waiver of Claims. (a) Except as otherwise provided in this Security Agreement, the Company hereby waives, to the maximum extent permitted by applicable law, notice and judicial hearing in connection with the Collateral Agent's taking possession, retention, disposition or sale of any Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Company would otherwise have under any applicable law, and the Company hereby further waives, to the maximum extent permitted by law:

     (i) provided that the actions taken comply, in all material respects, with applicable law, including but not limited to all applicable provisions of the UCC, all claims, damages and demands against the Collateral Agent, the Board, the Lenders and the Participants arising out of such taking of possession, retention, disposition or sale of the Collateral except such claims, damages and demands as may arise out of such Person's own gross negligence or willful misconduct as actually and finally determined by a final non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages;

     (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

     (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale or other disposition of any part of the Collateral, and the Company, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws; provided, however, that the actions taken by the Collateral Agent as described in Section 4.03 herein comply, in all material respects, with applicable law, including but not limited to all applicable provisions of the UCC.

     (b) The Company, for itself and all who claim through it, hereby waives all right to have the Collateral marshaled upon any foreclosure hereof and agrees that any court having jurisdiction to foreclose this Security Agreement may order the sale of the Collateral as an entity.

     Section 4.04 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Company, the Collateral Agent and each Lender shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest and Lien created under the Security Documents and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                    ARTICLE 5

                        TERMINATION OF SECURITY AGREEMENT

     Section 5.01 Termination of Security Agreement. This Security Agreement shall terminate upon payment and performance in full of all of the obligations hereby secured. Upon termination, the Company shall direct, at the Company's sole cost and expense, the Collateral Agent to execute and deliver, at the Company's sole cost and expense, to or as directed in writing by the Company appropriate instruments reasonably required to release all the property included in the Collateral from the Lien of the Security Documents and the Collateral Agent shall execute and deliver such instruments as aforesaid; provided, however, that this Security Agreement shall earlier terminate and this Security Agreement shall be of no further force or effect upon any sale or other final disposition by the Collateral Agent of all property constituting part of the Collateral and the final distribution by the Collateral Agent of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof. Except as aforesaid otherwise provided, this Security Agreement shall continue in full force and effect in accordance with the terms hereof.


                                    ARTICLE 6

                                  MISCELLANEOUS

     Section 6.01 Notices. All notices and other communication provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy as follows:


                  if to the Company, to:

                           American Trans Air, Inc.
                           7337 West Washington Street
                           Indianapolis, Indiana  46231
                           Attention:    317-247-4000
                           Facsimile:    317-247-7091

                  if to the Collateral Agent, to:

                           Citibank, N.A., Agency and Trust
                           111 Wall Street, 14th Floor
                           New York, NY  10043
                           Attention:    Fernando Moreyra
                           Facsimile:    212-657-2762

     Either party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other party hereto. All notices and other communications given to either party hereto in accordance with the provisions of this Security Agreement shall be deemed to have been given on the date of receipt.

     Section 6.02 GOVERNING LAW. THIS SECURITY AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT IN THE EVENT THE BOARD BECOMES A LENDER PURSUANT TO THE BOARD GUARANTEE, THE RIGHTS AND OBLIGATIONS OF THE BOARD HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, IF AND TO THE EXTENT SUCH FEDERAL LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 10.11 OF THE LOAN AGREEMENT

ARE INCORPORATED HEREIN MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

     Section 6.03 Execution in Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one instrument.

     Section 6.04 Amendments. This Security Agreement may be amended in accordance with the provisions set forth in Section 10.1 of the Loan Agreement.

     Section 6.05 Documentation. The Company shall provide the Collateral Agent with copies of all documents executed in connection with the Security Documents.

     Section 6.06 Cash Collateral. (a) Any amounts held by the Collateral Agent pursuant to the provisions of this Agreement shall be invested by the Collateral Agent from time to time in Eligible Investments as directed in an Officer's Certificate from the Company so long as the Collateral Agent may acquire the same using commercially reasonable efforts. The parties hereto agree that the Collateral Agent and/or an Affiliate of the Collateral Agent may charge and/or collect fees and expenses in connection with the purchase of Eligible Investments or for other services rendered to the parties hereto (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length). Neither the Collateral Agent nor any of its Affiliates shall be required to account for any profits or benefits described in the preceding sentence. All Eligible Investments held by the Collateral Agent pursuant to this
Section 6.05 shall be registered in the name of, payable to the order of, or specially endorsed to, the Collateral Agent. Any income realized as a result of any such investment, net of the Collateral Agent's reasonable fees and expenses in making such investment, shall be held and applied by the Collateral Agent in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. All taxes on any income so realized shall be charged to the Company. The Collateral Agent shall not be liable for any loss resulting from any investment to be made by it under this Agreement other than by reason of its willful misconduct or gross negligence as actually and finally determined in a final, non-appealable judgment of a court of competent jurisdiction.

     (b) Neither the Collateral Agent nor any of its Affiliates assume any duty or liability for monitoring the rating of the selected investment. In the event an investment selection is not made, the amounts held by the Collateral Agent pursuant to the provisions of this Security Agreement shall not be invested and the Collateral Agent shall not incur any liability for interest or income thereon.

     (c) The Collateral Agent shall have no obligation to invest or reinvest amounts to be held by the Collateral Agent if all or a portion of such amounts are deposited with the Collateral Agent after 11:00 a.m. (New York time) on the day of the deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (New York time) will be treated as if received on the following Business Day in New York.

     (d) The Collateral Agent shall have the power to sell or liquidate the foregoing investments whenever the Collateral Agent shall be required to distribute the amounts held pursuant to the terms of this Security Agreement or as otherwise contemplated in this Security Agreement. Requests or instructions received after 11:00 a.m. (New York time) by the Collateral Agent to liquidate such amounts will be treated as if received on the following Business Day in New York.

     (e) The Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the amounts held by the Collateral Agent pursuant to the terms of this Security Agreement provided that the Collateral Agent has made such investment, reinvestment or liquidation of the trust assets in accordance with the terms, and subject to the conditions, of this Security Agreement.

     (f) Each of the parties to this Security Agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed by, Citibank, N.A. or Citigroup North America, Inc., nor any of their affiliates; are not FDIC insured; and are subject to investment risks, including the possible loss of principal amount invested in one of the money market funds made available by the Collateral Agent and selected by the Company.

     (g) Any investment direction contained herein may be executed through an affiliated broker or dealer of the Collateral Agent and any such affiliated broker or dealer shall be entitled to such broker's or dealer's usual and customary fees for such execution.

     (h) The Eligible Investments may be held by the Collateral Agent directly or through any clearing agency or depository (collectively, the "Clearing Agency") including, without limitation, the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities, and The Depository Trust Company. The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency.

     (i) Notwithstanding anything contained herein to the contrary, the parties hereto hereby agree and acknowledge that due to the potential conflict of interest, the Collateral Agent will not purchase Citigroup North America, Inc. or any affiliate's commercial paper (collectively, "Citigroup Paper") unless the Collateral Agent is specifically instructed to purchase Citigroup Paper in an Officer's Certificate from the Company. Any instruction for the purchase of Citigroup Paper must be given by the Company on a transaction by transaction basis in the manner set forth in the preceding sentence.

     IN WITNESS WHEREOF, the parties to hereto have caused this Mortgage and Security Agreement to be duly executed by their respective officers thereunto duly authorized.

                                   AMERICAN TRANS AIR, INC.


                                   By: /s/Kenneth K. Wolff
                                       Name: Kenneth K. Wolff
                                       Title: Executive Vice President & CFO

                                   CITIBANK, N.A.,
                                   as Collateral Agent


                                   By: /s/Edward C. Morelli
                                       Name: Edward C. Morelli
                                       Title: Vice President

     EXHIBIT A1 to Mortgage and Security Agreement

     MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (AIRCRAFT) NO. ( )

     This MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (AIRCRAFT) NO. (___) dated __________ (herein called this "Security Agreement Supplement") made by AMERICAN TRANS AIR, INC., an Indiana corporation (herein called the "Company"), in favor of CITIBANK, N.A., as Collateral Agent for, and directed by, the Board and the Lenders (as defined in the Loan Agreement (as defined in the Security Agreement (as defined below))) (the "Collateral Agent").

                                   WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered to the Collateral Agent a Mortgage and Security Agreement dated as of November 20, 2002 (as amended, modified, restated or otherwise supplemented from time to time in accordance with its terms, the "Security Agreement"), covering, inter alia, Aircraft, Airframes, Engines and Propellers of the Company;

     WHEREAS, terms that are defined in the Security Agreement or the Loan Agreement (as such term is defined in the Security Agreement) and which are not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Loan Agreement;

     WHEREAS, the Security Agreement has been recorded, pursuant to the Federal Aviation Act, by the FAA at Oklahoma City, Oklahoma, on ________ and assigned Conveyance No. _________; and

     WHEREAS, the Security Agreement provides for the execution and delivery from time to time of Mortgage and Security Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting an aircraft, airframe, engine and/or propeller to the Lien of the Security Agreement.

     NOW, THEREFORE, this Security Agreement Supplement Witnesseth, that to secure the prompt payment of the principal of, interest on, and all other amounts  due  with  respect  to the  Loan  and to  secure  the  performance  and observance by the Company of all the agreements, covenants and provisions contained in the Security Agreement, in the Loan Agreement and in the other Loan Documents and the prompt payment of any and all amounts from time to time owing hereunder, under the Loan Agreement and the other Loan Documents, and for the uses and purposes and subject to the terms and provisions of the Security Agreement, and in consideration of the premises and of the covenants contained in the Security Agreement, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Collateral Agent, its successors and assigns, for the security and benefit of the Board, the Lenders and the Participants, a first priority security interest in and first priority mortgage Lien on the following described property:

                                    AIRFRAME

     One Airframe identified as follows:

                                              FAA
                                          Registration       Manufacturer's
    Manufacturer           Model             Number          Serial Number


together with all Parts which are from time to time incorporated or installed in or attached thereto, unless the Lien of the Security Agreement shall not be applicable to such Part pursuant to the provisions of the Security Agreement.

                                AIRCRAFT ENGINES

     [____] aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to the above Airframe or any other Aircraft or airframe, identified as follows:

                                                          Manufacturer's
                    Manufacturer             Model        Serial Number


                                   PROPELLERS

     [____] propellers, each such propeller capable of absorbing 750 or more rated take-off shaft horsepower or the equivalent thereof, whether or not such propellers shall be installed in or attached to the above Engines or any other engine, identified as follows:

                                                          Manufacturer's
                    Manufacturer             Model        Serial Number


in each case, together with all Parts which are from time to time incorporated or installed in or attached thereto, unless the Lien of the Security Agreement shall not be applicable to such Part pursuant to the provisions of the Security Agreement.

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

     This Security Agreement Supplement shall be construed as a supplemental Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the Company caused this Mortgage and Security Agreement Supplement (Aircraft) No. (__) to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                                          AMERICAN TRANS AIR, INC.


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:

     EXHIBIT A2 to Mortgage and Security Agreement

     MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (ENGINE/PROPELLER) NO. ( )

     This MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (ENGINE/PROPELLER) NO. (__) dated ______________ (herein called this "Security Agreement Supplement") made by American Trans Air, Inc., an Indiana corporation (herein called the "Company"), in favor of CITIBANK, N.A., as Collateral Agent for, and directed by, the Board and the Lenders (as defined in the Loan Agreement (as defined in the Security Agreement (as defined below))) (the "Collateral Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company has heretofore executed and delivered to the Collateral Agent a Mortgage and Security Agreement dated as of November 20, 2002 (as amended, modified, restated or otherwise supplemented from time to time in accordance with its terms, the "Security Agreement"), covering, inter alia, Engines, Propellers and Spare Engines of the Company;

     WHEREAS, terms that are defined in the Security Agreement or the Loan Agreement (as such term is defined in the Security Agreement) and which are not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Loan Agreement;

     WHEREAS, the Security Agreement has been recorded, pursuant to the Federal Aviation Act, by the FAA at Oklahoma City, Oklahoma, on ________ and assigned Conveyance No. _________; and

     WHEREAS, the Security Agreement provides for the execution and delivery from time to time of Mortgage and Security Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting engines and/or propellers to the Lien of the Security Agreement.

     NOW, THEREFORE, this Security Agreement Supplement Witnesseth, that to secure the prompt payment of the principal of, interest on and all other amounts due with respect to the Loan and to secure the performance and observance by the Company of all the agreements, covenants and provisions contained in the Security Agreement, in the Loan Agreement and in the other Loan Documents and the prompt payment of any and all amounts from time to time owing hereunder, under the Loan Agreement and the other Loan Documents and for the uses and purposes and subject to the terms and provisions of the Security Agreement, and in consideration of the premises and of the covenants contained in the Security Agreement, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Collateral Agent, its successors and assigns, for the security and benefit of the Board, the Lenders and the Participants, a first priority security interest in and first priority mortgage Lien on the following described property:

                                AIRCRAFT ENGINES

     [____] aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, whether or not such engines shall be installed in or attached to any Aircraft or airframe, identified as follows:

                                                              Manufacturer's
               Manufacturer                Model              Serial Number


                                   PROPELLERS

                  [____] propellers, each such propeller capable of absorbing 750 or more rated take-off shaft horsepower or the equivalent thereof, whether or not such propellers shall be installed in or attached to the above Engines or any other engine, identified as follows:

                                                             Manufacturer's
               Manufacturer               Model              Serial Number


together with all Parts which are from time to time incorporated or installed in or attached thereto or which have been removed therefrom, unless the Lien of the Security Agreement shall not be applicable to such Part pursuant to the provisions of the Security Agreement.

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

     This Security Agreement Supplement shall be construed as a supplemental Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the Company has caused this Mortgage and Security Agreement Supplement (Engine/Propeller) No. (__) to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                          AMERICAN TRANS AIR, INC.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

     EXHIBIT A3 to Mortgage and Security Agreement

     MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (PLEDGED SPARE PARTS) NO. ( )

     This MORTGAGE AND SECURITY AGREEMENT SUPPLEMENT (PLEDGED SPARE PARTS) NO. (__) dated ______________ (herein called this "Security Agreement Supplement") made by AMERICAN TRANS AIR, INC., an Indiana corporation (herein called the "Company"), in favor of CITIBANK, N.A., as Collateral Agent for, and directed by, the Board and the Lenders (as defined in the Loan Agreement (as defined in the Security Agreement (as defined below))) (the "Collateral Agent").


                              W I T N E S S E T H:

     WHEREAS, the Company has heretofore executed and delivered to the Collateral Agent a Mortgage and Security Agreement dated as of November 20, 2002 (as amended, modified, restated or otherwise supplemented from time to time in accordance with its terms, the "Security Agreement"), covering, inter alia, certain Spare Parts and Appliances of the Company;

     WHEREAS, terms that are defined in the Security Agreement or the Loan Agreement (as such term is defined in the Security Agreement) and which are not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Loan Agreement;

     WHEREAS, the Security Agreement has been recorded, pursuant to the Federal Aviation Act, by the FAA at Oklahoma City, Oklahoma, on ________ and assigned Conveyance No. _________; and

     WHEREAS, the Security Agreement provides for the execution and delivery from time to time of Mortgage and Security Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting spare parts and appliances to the Lien of the Security Agreement.

     NOW, THEREFORE, this Security Agreement Supplement Witnesseth, that to secure the prompt payment of the principal of, interest on and all other amounts due with respect to the Loan and to secure the performance and observance by the Company of all the agreements, covenants and provisions contained in the Security Agreement, in the Loan Agreement and in the other Loan Documents and the prompt payment of any and all amounts from time to time owing hereunder, under the Loan Agreement and the other Loan Documents and for the uses and purposes and subject to the terms and provisions of the Security Agreement, and in consideration of the premises and of the covenants contained in the Security Agreement, and of other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Company has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Collateral Agent, its successors and assigns, for the security and benefit of the Board, the Lenders and the Participants, a first priority security interest in and first priority mortgage Lien on the following described property:

                               PLEDGED SPARE PARTS

                                   [Describe]

     The Pledged Spare Parts described above are located, as of the date hereof, at [specify locations] (each such location to be included as a Designated Location).

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the Security Agreement.

     This Security Agreement Supplement shall be construed as a supplemental Security Agreement and shall form a part thereof, and the Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the Company has caused this Mortgage and Security Agreement Supplement (Pledged Spare Parts) No. (__) to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                      AMERICAN TRANS AIR, INC.


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

     EXHIBIT B to Mortgage and Security Agreement

                              SCHEDULE OF AIRCRAFT

     EXHIBIT C to Mortgage and Security Agreement

                            SCHEDULE OF SPARE ENGINES

     EXHIBIT D to Mortgage and Security Agreement

                   SUMMARY DESCRIPTION OF PLEDGED SPARE PARTS

     Boeing Model 737-83N aircraft (737-800) rotable parts, meaning an accessory, appurtenance, or part of an aircraft (except an engine or propeller), engine (except a propeller), spare engine, propeller, or Appliance, that is to be installed at a later time on an aircraft, engine, propeller or Appliance.

     Boeing Model 757-33N (757-200/300) aircraft rotable parts, meaning an accessory, appurtenance, or part of an aircraft (except an engine or propeller), engine (except a propeller), spare engine, propeller, or Appliance, that is to be installed at a later time on an aircraft, engine, propeller or Appliance.

     Multi-fleet rotables compatible with B737-800, B757-200, and/or B757-300 aircraft types, meaning an accessory, appurtenance, or part of an aircraft (except an engine or propeller), engine (except a propeller), spare engine, propeller, or Appliance, that is to be installed at a later time on an aircraft, engine, propeller or Appliance.

     (this summary description is by way of illustration and not limitation)

     EXHIBIT E to Mortgage and Security Agreement


                              DESIGNATED LOCATIONS

Boston, Massachusetts (BOS)
           Logan International Airport
           c/o Hudson General
           American Airlines Hgr.
           East Boston, MA 02128

Chicago, Illinois (MDW)
           Midway Airport
           ATA Warehouse
           6535 South Austin Avenue
           Bedford Park, Illinois 60638

Chicago, Illinois (MDW)
           Midway Airport
           ATA MDW Hangar
           5245 W. 55th St.
           Chicago, IL 60638

Chicago, Illinois (ORD)
           Terminal 5
           O'Hare International Airport (P.O. Box 66499)
           Gate M4, Lower
           Chicago, Illinois 60666

Detroit, Michigan (DTW)
           Detroit Metropolitan Airport
           ATA Maintenance, Bldg 719
           Detroit, MI 48242

Ft. Lauderdale, Florida (FLL) 100 Terminal Drive Terminal No. 2
           Ft. Lauderdale / Hollywood International Airport Ft. Lauderdale, FL 33315

Honolulu, Hawaii (HNL)
           Honolulu International Airport
           ATA Maintenance Office
           300 Rodgers Blvd. No. 5
           Honolulu, HI 96819

Indianapolis, Indiana (IND)
           ATA Distribution Center
           4555 West Bradbury Avenue. Suite No. 3
           Indianapolis, IN 46241

Indianapolis, Indiana (IND)
           ATA IND Hangar
           7661 N. Perimeter Rd.
           Indianapolis, IN 46241

Las Vegas, Nevada (LAS)
           Charter Int'l Terminal
           5757 Wayne Newton Blvd.
           Las Vegas, NV 89111

Las Vegas, Nevada (LAS)
           McCarran International Airport
           ATA Maintenance
           P.O. Box 11027 Las Vegas, NV 89111

Las Vegas, Nevada (LAS)
           Nelles AFB, Bldg #2094
           Las Vegas, NV 89191

Los Angeles, California (LAX)
           5720 Avion Drive, Unit A
           LAX International Airport
           Los Angeles, CA 90045

Los Angeles, California (LAX)
           c/o Ogden Allied
           6951 World Way West
           Los Angeles, CA 90045

Milwaukee, Wisconsin (MKE)
           201 W. Cargo Way
           Milwaukee, WI 53207

Minneapolis, Minnesota (MSP)
           3000 E 72nd Street
           Bloomington, MN 55450

Minneapolis, Minnesota (MSP)
           6300 34th Ave So
           Minneapolis, MN 55450

New York City, New York (JFK)
           JFK International Airport
           Horizon Aviation
           Hangar No. 4
           Jamaica, NY 11430

Orlando, Florida (MCO)
           9043 Tradeport Drive
           Orlando, FL 32827-4365

Orlando, Florida (MCO)
           9443 Benford Road
           Orlando, FL 32827

Philadelphia, Pennsylvania (PHL)
           c/o AMR, Inc.
           Cargo Unit No. 1
           Philadelphia, PA 19152

Philadelphia, Pennsylvania (PHL)
           Art Milano
           c/o American Trans Air
           1343 Bullens Lane
           Woodlyn, PA 19094

Phoenix, Arizona (PHX)
           Phoenix International Airport
           c/o America West Airlines
           4000 E. Skyharbor Blvd.
           Terminal No. 4
           Phoenix, AZ 85034

St. Petersburg/Tampa, Florida (PIE) St. Petersburg-Clearwater Int'l
           Airport 4707 140th Avenue North
           Suite 307
           Clearwater, FL 33762

San Francisco, California (SFO)
           San Francisco Int'l Airport
           Gate 24, Lower
           San Francisco, CA 94128

Sarasota/Bradenton, Florida (SRQ)
           c/o Servisair Cargo
           Sarasota / Bradenton Airport
           8051 N. Tamiani, Trail, Suite 25
           Sarasota, FL 34243

     EXHIBIT F to Mortgage and Security Agreement

                        SCHEDULE OF COUNTRIES AUTHORIZED
                        FOR DOMICILE OF PERMITTED LESSEES

Australia
Austria
Belgium
Brazil
Canada
Chile
Czech Republic
Denmark
Finland
France
Germany
Iceland
Ireland
Italy
Japan
Luxembourg
Mexico
Netherlands
New Zealand
Norway
Poland
Republic of China (Taiwan)
South Africa
South Korea
Sweden
Switzerland
United Kingdom

     EXHIBIT G to Mortgage and Security Agreement

                        SCHEDULE OF COUNTRIES AUTHORIZED
                            FOR AIRCRAFT REGISTRATION

Australia
Austria
Belgium
Brazil
Canada
Chile
Czech Republic
Denmark
Finland
France
Germany
Iceland
Ireland
Italy
Japan
Luxembourg
Mexico
Netherlands
New Zealand
Norway
Poland
Republic of China (Taiwan)
South Africa
South Korea
Sweden
Switzerland
United Kingdom